Table of Contents

                                                                            Page
        Letter to Shareholders                                                 2

        Fund Performance Reviews
                Bond Fund                                                      4
                Balanced Fund                                                  5
                High Income Fund                                               6
                Growth and Income Fund                                         7
                Capital Appreciation Fund                                      9
                International Stock Fund                                      10

        Family of Investments                                                 12

        Portfolios of Investments
                Cash Reserves Fund                                            14
                Bond Fund                                                     15
                Balanced Fund                                                 17
                High Income Fund                                              20
                Growth and Income Fund                                        26
                Capital Appreciation Fund                                     28
                International Stock Fund                                      30

        Financial Statements
                Statements of Assets & Liabilities                            34
                Statements of Operations                                      36
                Statements of Changes in Net Assets                           38
                Financial Highlights                                          40

        Notes to Financial Statements                                         47

        Report of Independent Accountants                                     53

        Tax Information                                                       54



                             Letter to Shareholders

Dear Shareholder,

This first Annual Report of MEMBERS Mutual Funds covers the period from commencement of operations on December 29, 1997, through the Funds' fiscal year end, October 31, 1998. If you were investing through most of this inaugural period, congratulations. You have experienced what may well prove to be some of the most volatile investment markets in recent times!

         * After an erratic January, U.S. stocks surged in February through May, trailed off through much of June, then staged a dramatic climb to their mid-July peaks some 15% or more above their beginning levels. They then plummeted, especially in the month of August, more than erasing year-to-date gains. They struggled to hold their values through September, then recovered strongly beginning in early October and through (and past) the end of the month. By the end of October, in spite of these extreme gyrations, U.S. stocks had provided returns for this ten-month period right in line with their long-term historical average of approximately 10%.

         * U.S.  bonds  traced a much  less  volatile  and very  favorable  path through the first several months of the year, until mid-August. Suddenly, U.S. Treasury securities accelerated their price advance while corporate, mortgage-backed and municipal bonds moved in the opposite direction. However, for the entire ten-month period investment grade U.S. bond returns, much like U.S. stock returns, were about in line with their long-term historical average.

         * International securities struggled to at best match their U.S. counterparts. Debt of companies and governments in "young" economies around the world weakened early in the year, worsened mid-year and, with Russia's default in mid-August, plummeted in price along with these countries' stock markets. The investment markets in Western Europe, however, moved more in line with the U.S. markets, producing widely mixed investment results among the various international investment markets.

This extremely divergent behavior of international markets reflected the vastly different economic scenarios unfolding in the various regions. Since mid-1997, developing Asia was moving from economic boom fueled by huge capital inflows (which led to vast excesses of production capacity) to severe recession that was aggravated by rampant capital outflows as banks and other investors from around the globe sought safer investments. Russia, an oil export-dependent nation struggling to convert from a government-controlled to a free economy, was knocked to its knees by the recessionary and deflationary wave from Asia. And, further ripples from Asia were (and still are) eroding the foundations of other financially weak and commodity-dependent countries.

At the  other  extreme,  the  economies  of  Western  Europe  and the U.S.  were broad-based, conservatively financed and thriving before the Asia/Russia problems developed, and were only marginally impacted as these problems played out in 1998. As summarized above, however, their investment markets were still buffeted, not due to severe changes in their true economic fortunes, but by changes in investors' expectations, amplified by changes in their attitudes.

Throughout this period, U.S. investors have been struggling to discern the staying power of our healthy economy in the face of the economic erosion happening elsewhere in the world. Their expectations, through most of 1997, had been that we would survive the troubles virtually unscathed. As more facts became available, expectations were dampened, then revived, then were doused again. By August, with the distant problems still lingering and Russia's default actually impacting some U.S. financial institutions, investors were simply unable to back down their expectations one more time while maintaining their basically positive longer term outlook. Their expectations turned down sharply along with their attitudes. And, they became sellers of nearly everything except U.S. Treasury securities.

Then, of course, with encouragement from the Federal Reserve's unanticipated interest rate cut, attitudes recovered in early October, sending both the stock and bond markets back to near their highs for the year.

It is important to note that, through all the international turmoil, the U.S. economy has been impacted only marginally. Increasing impacts seem reasonable to expect, however, but perhaps only in the form of slightly slower near-term growth and slightly squeezed corporate profits. Looking ahead to the first couple of years of the new millennium, the prospects for an actual economic downturn -a recession -- are certainly higher than generally perceived at the beginning of the year, but are still far from a certainty. And the nation's ability to grow longer term, as it provides the products and services desired by its own citizens and people throughout the world, remains unquestioned.

As such, we believe strongly that long-term investors should not let the market turbulence and near-term economic prospects deter them from continuing with their investment programs. Even if a recession were probable, ultimate investment success is not dependent upon taking cover during every economic storm. Just as we all "survived" this year's chaotic markets with quite attractive year-to-date returns, longer-term investment success can be achieved by riding out the storms. In fact, exiting a long-term program when bad weather is forecast then re-entering it when the clouds have cleared will usually diminish actual investor long-term returns. Inevitably, investors are too late getting out and too late to come back in.

The following pages present summaries of the portfolio management principles and strategies that were employed in each of the MEMBERS Funds during this reporting period, as well as the current portfolio attributes that will impact the Funds' performance going forward. We encourage you to read these summaries to learn more about the nature of each fund and how it may react in various economic environments. The better you understand your investments, the easier it will be for you to "live with" them over time, and the more likely you will be to reach the financial goals you are pursuing with these investments.

And that is our ultimate goal -- YOUR financial success. We thank you for the opportunity to serve you in this pursuit.

Sincerely,

/s/ Lawrence R. Halverson

Lawrence R. Halverson, CFA
President

                            Fund Performance Review

                               MEMBERS Bond Fund

   Over the first half of the year, the bond market marked time trading in a relatively narrow range. Intermediate Treasury yields varied between 5.5% and 6.0%. Most major sectors of the market, including corporate and mortgage-backed securities "earned the coupon" over the period providing little price appreciation and total returns of 3% to 4%. Of course, this proved to be the "calm before the storm" as the summer months were among the most volatile in bond market history.

   In early August, the confluence of a number of events drove U.S. Government bond prices sharply higher, dropping yields from 5.5% to a low of 4.0% in September, before rebounding to 4.5% at the end of October. Corporate and mortgage-backed securities lagged the performance of Treasuries. The High Yield bond sector was particularly hard hit, suffering a negative 5% total return in the third calendar quarter. While October brought some recovery, high yield bonds still yield in excess of 10% compared to 4 1/2% for Treasuries, a very wide spread by historical standards.

[Graphic: line chart showing Bond Fund Cumulative Performance of $10,000 Since Inception for the following:

                                    12/29/97          04/30/98          10/31/98
Class A Shares                       $9,570            $9,698            $10,151
Class B Shares                       10,000             9,667            10,085
Lehman Brothers Intermediate
Government/Corporate Bond Index      10,000            10,226            10,820]


                            Cumulative Total Return
                           (Since 12/29/97 Inception)
                                % Return Without     % Return After
                                   Sales Charge         Sales Charge***
Class A Shares*                       6.08%                1.51%
Class B Shares**                      5.36                 0.86
Lipper Short-Intermediate
  Investment Grade Fund Index         5.07                  --
LBIGCB                                8.20                  --

        *     Maximum Sales Charge is 4.3% for A Shares.
       **     Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
      ***     Assuming Maximum Sales Charge

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the Lehman index return does not reflect expenses or sales charges.

[Graphic: pie chart showing Bond Fund Diversification of Investments Among Market Sectors as follows: Foreign Bonds 2%, Cash and Other Assets 5%, Corporate Notes and Bonds 65%, and U.S. Government and Agency Obligations 28%.]

   The Russian debt default in August and renewed fears that the "Asian contagion" financial crisis could spill over into South America, particularly Brazil, resulted in a classic "flight to quality" as investors sought the safety of U.S. Treasury securities. Weakness in the U.S. stock market and concern that the domestic economy was slowing and might even fall into recession made the bad situation even worse.

   A particularly disturbing fact was the amount of leverage in the financial system, evidenced by the collapse of Long Term Capital Management, a bond "hedge fund." Investments were leveraged 20 to 1 with borrowed funds. Margin calls and forced selling -- " -- into an illiquid and nervous market resulted in a vicious cycle of lower and lower prices. High yield, emerging market debt, and even some better quality corporate and mortgage securities were pummeled by the selling.

   As we progressed through October, however, a sense of normalcy returned to the markets. The forced selling of securities by hedge funds abated. And, policymakers began a coordinated easing of monetary policy, lowering interest rates and providing liquidity to the financial systems. While not out of the woods yet, confidence and liquidity are returning to the markets.

   MEMBERS Bond Fund weathered this storm quite well, providing shareholders with a 6.08% (Class A shares at net asset value) total return for the period from the December 29, 1997 commencement of operations through October 31, 1998. This compares to the 8.20% return of the Lehman Brothers Intermediate Government/Corporate Index and 5.07% return calculated by Lipper Analytical Services for its index of Short/Intermediate Investment Grade Bond mutual funds. The Bond Fund's return lagged the Lehman index due to it's much heavier concentration in corporate bonds which under-performed Governments over the period.

   As the accompanying chart shows, the Fund is well diversified across the major sectors of the bond market. It now has 31 holdings with an average portfolio credit quality of AA and average term to maturity of 5.6 years.

   We believe we are in the final stages of a long decline in interest rates that began in 1981. There is still some room for interest rates to decline, but investors should not expect double-digit returns from the bond market. Most sectors of the bond market provide generous yield spreads compared to
Treasuries. We expect to be emphasizing corporate and mortgage-backed securities, and may add some top tier high yield bonds given today's compelling valuations. By staying primarily with intermediate term investment grade bonds, and emphasizing the areas where we see the most value, we expect MEMBERS Bond Fund to serve a valuable stabilizing role and provide competitive total returns within a diversified portfolio of investments.

                             MEMBERS Balanced Fund

    The U.S. stock market, as measured by the S&P 500, surged to the middle of July, swooned through August and September, and then strongly rebounded in October. Despite all of the volatility, the S&P 500 has still managed to produce a return of 16.70% from the December 29, 1997 commencement of operations of MEMBERS Balanced Fund. However, with the exception of only a handful of the largest stocks making up the S&P 500, the average large capitalization stock has not fared nearly as well. This is also true for smaller capitalization stocks, as evidenced by the S&P 400 Midcap index which returned only 3.81% over the same time period.

   Meanwhile, U.S. Treasury bonds fared very well during this time frame while corporate and mortgage-backed bonds lagged. High yield securities, after "earning the coupon" during the first half of the year, fell hard due to investor concerns regarding a potential U.S. recession. As represented by the Lehman Intermediate Government/Corporate Bond index, the broad government/corporate bond market advanced 8.20% since the Fund's inception. Money market returns remained steady, which became very important to many investors seeking to stabilize their portfolios through the course of the year, and provided total returns near the 4.29% earned by 90-day U.S. Treasury bills.

   In this volatile and fluctuating environment, MEMBERS Balanced Fund Class A shares provided a return of 8.92% (Class A shares at net asset value) since the inception of the Fund. This modestly exceeded the 8.34% return of the Lipper Balanced Fund index over the same time frame despite the fact that most balanced funds take a more aggressive posture than the Balanced Fund in constructing their mix of stocks, bonds and money market investments. However, the return lagged the 11.96% return that would have been realized from a hypothetical portfolio consisting of 45% S&P 500 index, 40% Lehman Brothers Intermediate
Government/Corporate Bond index and 15% 90-day U.S. Treasury bills. This under-performance is due to the stock and bond portions of the portfolio slightly under-performing their benchmarks throughout 1998.

[Graphic: line chart showing Balanced Fund Cumulative Performance of $10,000 Since Inception for the following:

                              12/29/97         04/30/98         10/31/98
Class A Shares                 $9,470          $10,330          $10,315
Class B Shares                 10,000           10,432           10,374
Blended Synthetic Index        10,000           10,872           11,196
(45%  S&P  500  Index  return  of  16.70%,  40%  Lehman  Brothers   Intermediate
Government/Corporate Bond Index return of 8.20%, 15% 90-Day Treasury Bill return of 4.29%)]

                             Cumulative Total Return
                           (Since 12/29/97 Inception)
                                % Return Without     % Return After
                                   Sales Charge         Sales Charge***
Class A Shares*                       8.92%                3.15%
Class B Shares**                      8.24                 3.74
Lipper  Balanced  Fund Index          8.34                  --
Blended Synthetic Index              11.43                  --

        *       Maximum Sales Charge is 5.3% for A Shares.
       **       Maximum Contingent Deferred Sales Charge is 4.5%  for B Shares.
      ***       Assuming Maximum Sales Charge

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them.
Additionally, the Blended index return does not reflect expenses or sales charges.

[Graphic: pie chart showing Balanced Fund Diversification of Investments Among Market Sectors as follows Common Stocks 52%, Cash and Other Assets 6%, Corporate Notes & Bonds 22%, and U.S. Government Obligations 20%.]

   Because the stocks and bonds owned in MEMBERS Balanced Fund are largely the same as the securities comprising MEMBERS Capital Appreciation, Growth and Income and Bond Funds, please review management's discussion of those funds elsewhere in this report for a more complete description of the Balanced Fund's portfolio positioning and results to date.

   Looking ahead, the Fund will continue to be managed as a diversified portfolio of the most attractive stocks, bonds and money market investments identified by the CIMCO portfolio management team. The normal range of asset allocation exposures is from 60% to 40% stocks, 40% to 60% bonds, and up to 20% money market instruments. Currently, stocks comprise slightly over 52% of net assets and bonds are just over 42% of net assets, with the remaining approximately 6% invested in money market instruments.

   These proportions vary over time in reaction to the pace at which the management team is finding attractive individual stocks and bonds. For example, as attractively priced individual stocks become more plentiful, the stock portion of the portfolio will grow, and vice versa. The management team uses this "bottom up" asset allocation approach instead of more traditional "top down" asset allocation tactics because we believe that such market timing-based tactics, over the long term, are rarely successful.

   The Balanced Fund, through its diversification and flexibility, may be the most "investment efficient" of all the MEMBERS Mutual Funds. It is specifically designed to help investors harvest broad market returns within long-term investment programs, and most importantly, to manage their way through difficult markets with the help of the risk reduction effects of its broad diversification.

                            MEMBERS High Income Fund

    The domestic high yield bond market, after experiencing solid gains through the first half of 1998, underwent a difficult four-month stretch suffering its worst period of returns since the high yield bear market of 1991. Since the commencement of operations of MEMBERS High Income Fund on December 29, 1997, the high yield bond market as represented by the Lehman Brothers High Yield Bond index provided a total return (interest income plus or minus change in market price) of -2.10%. Similar funds as represented by the Lipper High Yield Bond Fund index, returned -5.14%. MEMBERS High Income Fund's total return for this period was -5.78% (Class A shares at net asset value). This slightly lags the market and peer group benchmarks primarily due to the timing of the Fund's startup. Its initial assets were not fully invested by the early January strong advance in the high yield market.

[Graphic: line chart showing High Income Fund Cumulative Performance of $10,000 Since Inception for the following:

                            12/29/97         04/30/98        10/31/98
Class A Shares               $9,570           $9,844          $9,016
Class B Shares               10,000           9,799            8,962
Lehman Brothers High
Yield Bond Index             10,000           10,398           9,790]

                            Cumulative Total Return
                           (Since 12/29/97 Inception)
                                % Return Without     % Return After
                                   Sales Charge         Sales Charge***
Class A Shares*                      (5.78)%              (9.84)%
Class B Shares**                     (6.39)              (10.60)
Lipper High Yield Bond Index         (5.14)                 --
LBHYI                                (2.10)                 --

        *       Maximum Sales Charge is 4.3% for A Shares.
       **       Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
      ***       Assuming Maximum Sales Charge

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the Lehman index return does not reflect expenses or sales charges.

[Graphic: pie chart showing High Income Fund Diversification of Investments Among Market Sectors as follows: Other Industrial Media and Consumer Sectors 48%, Communication 19%, Telecommunication 12%, Technology 5%, Retail 6%, and Cash and Other Assets 10%.]

   The high yield market sell-off occurred in tandem with the collapse of U.S. and international equity prices as investors became concerned that Asian and Russian economic problems might cause a domestic recession, thus increasing the likelihood of high yield bond defaults. In the view of MFS, CIMCO's subadviser to the Fund, the negative returns during this time frame were exacerbated by a shortage of liquidity among institutional investors in high yield securities as several mutual funds were forced to sell into an already illiquid market in order to meet redemptions by skittish shareholders.

   Throughout 1998, the Fund's investment strategy became more conservative. Additions to higher quality names were made, especially in the energy and healthcare sectors where the Fund had been under-weighted. Exposure to cyclical sectors was reduced by selling bonds of several paper, metal and general industrial companies. The Fund's largest weighting remains in the communications industry. However, bonds of some telecommunications companies have been sold, particularly those of companies that will require additional funding in order to complete the construction of their networks.

   MFS managers assess the value of the high yield market by looking at the spread between the yields on high yield bonds and Treasury securities. Overall, the high yield market currently yields well above 10% compared to 4.6% for Treasury securities of similar maturity, resulting in a yield spread nearing 6.0%. The spread began the year at 3.5% and has risen to its widest level since May 1991, a time when the high yield market was experiencing default rates approaching 10%. In contrast, the default rate this year has been around 2%. While default rates could increase somewhat in the coming year if U.S. economic growth slows and corporate profits decline as generally expected, it is unlikely that the market will experience the magnitude of credit problems that occurred in 1991. The credit quality of the average high yield issuer is much better today than it was prior to the 1990-1991 recession.

   Our outlook for the high yield sector is one of prudent caution, sprinkled with optimism. It had been the top performing bearing income sector during 7 of the preceeding 8 quarters to June 30. Asset classes that have performed that well are prone to experience periods of consolidation. Our last shareholder letter, dated April 30, 1998, expressed this potential even though we felt at the time that the high yield sector still provided reasonable value. Now, despite the increasing risk of a recession, it is our view that investors could still be well served by having some high yield exposure in their fixed income portfolio. But, they must be willing and able to accept some principal value risk in order to reap the exceptionally high yields that are now available.

                         MEMBERS Growth and Income Fund

    The stock market's recent "wild ride" included the worst monthly return and one of the best monthly returns of the decade. The S&P 500 lost more than 14% in August then advanced in excess of 8% in the month of October, bringing its year-to-date total return to 14.6% and its return since commencement of Fund operations to 16.7%. However, this capitalization-weighted index (which is more heavily influenced by the stocks of the larger companies) masks the much more modest net returns of most stocks. The average stock in the S&P 500 advanced only 0.4% year-to-date! We are encouraged, however, to see that stocks across all capitalization groups participated in the October recovery, which is noteworthy in that it indicates the breadth of the market is improving.

   MEMBERS Growth and Income Fund returned 9.6% (Class A shares at net asset value) for the period from December 29, 1997 through October 31, 1998. This far exceeded the average stock's return as well as the 6.64% return of the average Growth and Income mutual fund as calculated by Lipper Analytical Services for this period.

   The Fund's performance for the first ten months of 1998 was driven by outperformance, relative to the market, in the consumer cyclical, communications services, technology, and healthcare sectors. The relative sector representations in the Fund are based on our analysis of the attractiveness of each individual stock. This tactic sometimes leads to over- or under-weightings of certain sectors before our perceptions of their relative attractiveness are validated by the market. This was the case during the period as an underweighted position in the consumer cyclical sector dampened the effect of its return outperformance. Strong performers in the Fund during the period included Wal-Mart, CVS Corporation, Cox Communications, Amoco, EMC, Texas Instruments, and IBM.

   During the Fund's startup phase, it utilized S&P 500 futures contracts to provide diversified market exposure while cash inflows accumulated to an amount that could be cost effectively added to the individual stock positions in the portfolio. The assets of the Fund are now large enough that use of futures for this purpose is not necessary.

[Graphic: line chart showing Growth and Income Fund Cumulative Performance of $10,000 Since Inception for the following:

                            12/29/97         04/30/98        10/31/98
Class A Shares               $9,470          $10,979          $10,376
Class B Shares               10,000           11,113          10,447
S&P 500 Index                10,000           11,717          11,670]

                           Cumulative Total Return
                           (Since 12/29/97 Inception)
                                % Return Without     % Return After
                                   Sales Charge         Sales Charge***
Class A Shares*                       9.57%                3.76%
Class B Shares**                      8.97                 4.47
Lipper  Growth & Income Index         6.64                  --
S&P 500 Index                        16.70                  --

        *       Maximum Sales Charge is 5.3% for A Shares.
       **       Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
      ***       Assuming Maximum Sales Charge

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the S&P index return does not reflect expenses or sales charges.

   The Growth and Income Fund is currently modestly overweighted in the basic materials, energy, technology, and utility sectors. The Fund is underweighted in the consumer cyclical and finance sectors. As noted above, these sector weights are a function of our analysis of individual stocks and not the result of an overall assessment of the economy.

   Investors still vividly remember the sharp market decline from mid-July through August in response to troubled economies around the world, slower growth domestically and profitability concerns. However, the market recovered when the Federal Reserve Board eased rates in September amid concerns of a slowing global economy. Then, an unexpected second rate cut in October, combined with coordinated rate cuts around the world, eased many investors' fears of a global economic recession.

   Sensing an accommodative Fed, the market has advanced sharply in anticipation of more rate cuts to maintain our nation's economic growth profile. While these Fed actions should provide some support, risks remain that could lead to continued market volatility. Still, the rapid recovery of the market during October confirms that favorable economic and demographic fundamentals are still in place and the market continues to see strong cash inflows. These elements reinforce the need for long-term investors to maintain their investment discipline and avoid attempts to "time" the market during these unsettling times. We continue to believe that long-term investors will be rewarded by accumulating a diversified portfolio of quality, reasonably priced securities like those we seek to provide in MEMBERS Growth and Income Fund.

[Graphic: pie chart showing Growth and Income Fund Diversification of Investments Among Market Sectors as follows: Cash and Other Assets 6%, Finance 13%, Technology 16%, Consumer Staples 8%, Energy 8%, Drugs 8%, Communication 7%, Consumer Cyclicals 7%, Durable Goods 6%, Retail 6%, Other Sections 15%.]

                       MEMBERS Capital Appreciation Fund

    Financial markets remained volatile as the Asian financial crisis and its spillover effects continued to concern investors. Driven by a general flight to quality, large-capitalization "blue chip" issues remained the best performing stock market segment while other segments trailed, some by substantial amounts. This is reflected in the divergent return performances of various stock market indexes from the December 29, 1997 commencement of operations of the Fund to its October 31, 1998 fiscal year end: the large-cap dominated S&P 500 returned 16.7% during the period while mid-capitalization stocks, as measured by the S&P 400, gained only 3.8% and small-capitalization stocks, as measured by the Russell 2000, actually lost approximately 10% of their value!

[Graphic: line chart showing Capital Appreciation Fund Cumulative Performance of $10,000 Since Inception for the following:

                            12/29/97         04/30/98        10/31/98
Class A Shares               $9,470          $11,109          $10,465
Class B Shares               10,000           11,261          10,541
S&P 400 Index                10,000           11,717          10,381]


                            Cumulative Total Return
                           (Since 12/29/97 Inception)
                                % Return Without     % Return After
                                   Sales Charge         Sales Charge***
Class A Shares*                      10.51%                4.65%
Class B Shares**                      9.91                 5.41
Lipper Capital Appreciation Index     6.66                  --
S&P 400 Index                         3.81                  --

        *       Maximum Sales Charge is 5.3% for A Shares.
       **       Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
      ***       Assuming Maximum Sales Charge

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the S&P index return does not reflect expenses or sales charges.

   Members Capital Appreciation Fund, with its mid-to-large-capitalization orientation, returned 10.5% (Class A shares at net asset value) during this period. This was right in line with the blended return of the mid- and large-capitalization indices and far outpaced the 6.7% average return for capital appreciation mutual funds as calculated by Lipper Analytical Services for this period.

   This performance was driven by strong outperformance in the technology and consumer staples sectors. Stocks such as EMC Corporation, Gateway, and Micron Technology led our outperformance in the technology sector, while Safeway, MediaOne Group, and Rite Aid drove the consumer staples results. The Fund's healthcare holdings also outperformed with Biogen and Alza Corporation among the strongest contributors to results. The weakest performing sector was the finance sector where stocks such as Bankers Trust and Citigroup were negatively impacted by the Asian financial crisis. Our utilities holdings also underperfomed, but our significant underweighting in this sector relative to the market mitigated the impact. The remaining sectors had a relatively neutral impact on overall results.

   During the Fund's startup phase, it utilized S&P 500 futures contracts to provide diversified market exposure while cash inflows accumulated to an amount that could be cost effectively added to the individual stock positions in the portfolio. The assets of the Fund are now large enough that use of futures for this purpose is not necessary.

   At present, we believe that the consumer staples, healthcare, and communication services sectors offer the most attractive investment opportunities and we have overweighted them in the Capital Appreciation Fund. Conversely, we are underweighted in the utilities and consumer cyclical sectors as we believe that many of the component stocks within those sectors are fairly valued. All other sector weights approximate those of the market. Our sector weights reflect the types of stocks we are finding that appear most attractive; we do not attempt to make general judgments about the relative prospects of various broad economic sectors. We do, however, ensure that our portfolios remain well diversified across economic sectors.

[Graphic: pie chart showing Capital Appreciation Fund Diversification of Investments Among Market Sectors as follows: Cash and Other Assets 4%, Technology 17%, Finance 13%, Retail 12%, Consumer Cyclicals 9%, Basic Materials 6%, Energy 5%, Drugs 9%, Health Services 5%, and Other Sectors 20%.]

   Looking ahead, we currently see particular value in small- and mid-capitalization stocks. They have underperformed large-capitalization stocks in recent years, at a time when the financial performance of the average small and mid-sized company has advanced at least in line with the average larger firm. We are currently evaluating a number of opportunities within this market segment and may increase our exposure to the lower market capitalization tiers.

   While overall valuation levels for U.S. equities remain at the upper end of historical ranges, this seems justified by the still quite positive underlying fundamentals, especially for the more reasonably valued segments of the markets. The long-term outlook for stocks remains favorable with continued stable profit growth, low inflation, and strong demand for equities. We continue to believe that long-term investors will be rewarded by accumulating a diversified portfolio of quality, reasonably priced securities like those we seek to provide in MEMBERS Capital Appreciation Fund.

                        MEMBERS International Stock Fund

    Since the December 29, 1997 inception of MEMBERS International Stock Fund, the international stock market has experienced some of the most tumultuous and volatile periods within recent history. Returns from the broad international market, as measured by the Morgan Stanley Europe, Australia and Far East (EAFE) index, were 10.90% since the Fund's inception. However, your Fund also invests in smaller capitalization stocks and emerging market company stocks, each of which has experienced lower returns than the EAFE index as measured by their market and peer group indexes. The Morgan Stanley Small Cap EAFE index has returned 2.30% since December 29, 1997 while the Morgan Stanley Emerging Market index has experienced a negative total return of (30.82%) over the same time frame.

   Despite the difficult markets, MEMBERS International Stock Fund has managed to post a positive return of 3.60% (Class A shares at net asset value) since the inception of the Fund. This performance lags the EAFE index return of 10.90% and slightly lags the average international stock fund's performance of 5.27%, as measured by the Lipper International Stock Fund Index. However, the Fund's performance does exceed that of the pure international small-cap market and substantially exceeds the negative performance delivered by pure emerging market funds, which according to the Lipper Emerging Market Fund Index, averaged (29.59%) for the same time period.

   The positive returns generated by the overall EAFE index to date mask periods of substantial market turmoil, volatility and negative sentiment. The first 6 months of 1998 saw the large capitalized stocks, as reflected in the EAFE index, deliver a 16% total return, in line with with solid U.S. stock market returns. This rise was primarily due to strength in Western Europe and relaxing concerns over economic difficulties occurring within the Pacific Basin. Sentiment abruptly shifted, triggered by a series of events including:

          oMoratorium on Russian debt payments and collapse of the Russian ruble oGeneral terrorism in Africa and nuclear concerns occurring between
     India and Pakistan
          oCivil uprisings forcing leadership changes in Indonesia oContinued inaction by Japanese authorities in addressing the feared and accelerating "deflationary death spiral" that has especially plagued the economies and markets of Pacific Rim and Far East countries since late last year
          oCollapse of broad commodity market prices creating substantial economic and budgetary pressures on the commodity producing countries of South America, Mexico, and Canada

[Graphic: line chart showing International Stock Fund Cumulative Performance of $10,000 Since Inception for the following:

                            12/29/97         04/30/98        10/31/98
Class A Shares               $9,470          $11,157          $9,811
Class B Shares               10,000           11,301           9,840
Morgan Stanley
Capital International
Europe, Asia, & Far
East Index                   10,000           11,592          11,090]

                            Cumulative Total Return
                           (Since 12/29/97 Inception)
                                % Return Without     % Return After
                                   Sales Charge         Sales Charge***
Class A Shares*                       3.60%               (1.89)%
Class B Shares**                      2.90                (1.60)
Lipper International Stock Fund Index 5.27                  --
EAFE Index                           10.90                  --

        *       Maximum Sales Charge is 5.3% for A Shares.
       **       Maximum Contingent Deferred Sales Charge is 4.5% for B Shares.
      ***       Assuming Maximum Sales Charge

This chart compares a $10,000 investment made in the Fund on its inception date to a $10,000 investment made in the index on that date. All dividends and capital gains are reinvested. Further information relating to the Fund's performance, including expense reimbursements, is contained in the Prospectus and elsewhere in this report. Past performance is not indicative of future performance. Indices are unmanaged and investors cannot invest in them. Additionally, the EAFE index return does not reflect expenses or sales charges.

   Combined with the difficult market that U.S. stocks experienced, the EAFE dropped about 15% during the calendar third quarter, with smaller cap and emerging markets dropping even further (18% and 22%, respectively). Many foreign stock exchanges experienced multi-decade lows as measured by their major indexes.

   Fortunately, the month of October saw a broad-based recovery occur, with the EAFE gaining nearly 10.5%. This recovery was driven by new investor interest in foreign markets "after the fall" and was helped by the Japanese government delivering a reasonably acceptable liquidity package to help jump-start their economy and banking environment. As is generally the case, optimism surrounding an improved Japanese market environment, coupled with a U.S. stock recovery, helped lift the international small cap and emerging markets also.

[Graphic: pie chart showing Capital Appreciation Fund Diversification of Investments Among Market Sectors as follows: Spain 4%, France 13%, United Kingdom 12%, Germany 6%, Australia 5%, Japan 12%, Cash and Other Investments 9%, Other Countries 18%, Pacific Rim (ex. Japan) 8%, Latin America 8%, and Switzerland 5%]

   Currently, each of the sub-components of the MEMBERS International Stock Fund has outperformed its benchmark primarily due to positive stock selection.

   The large-cap portion of the Fund has approximately 50 holdings in 13 developed countries. Currently the fund is overweighted in the Far East, compared to its benchmark, due to an oversized position in Singapore (through investments in Singapore Airlines and United Overseas Bank). The Fund is still underweighted in Japan, although many strong values are starting to emerge within their export-based manufacturing and technology sectors. The Fund continues to own substantial positions in Hitachi, Eisai Co, Mazda Motor Corp and Nippon. The Fund is underweighted in Europe, as strong general upward price gains have reduced values available as compared to other opportunities. Within Europe, the Fund still maintains an overweighted position in France, with key holdings in Suez Lyonnaise des Eaux, Groupe Danone and Dexia France, while remaining substantially underweighted in the U.K. and slightly underweighted in Germany.

   The small-cap and emerging markets portions of the Fund remain broadly diversified with over 138 positions being held across 37 countries. Relative values continue to be sought out throughout the world with more attractive opportunities being evaluated in light of what has transpired over the past several months. Samples of recent additions include Banamex and Grupo Televisa in Mexico, South African Breweries, Liechtenstein Global Trust, a money management firm in Switzerland, and Want Want Holdings in Singapore.

   Looking forward, given the uncertain investment outlook and difficult recent past, it is important to remember what the MEMBERS International Fund is trying to accomplish. This Fund is striving to harvest the favorable long-term stock returns that your managers believe are available within the large company international developed markets, small company international developed markets, and through selective companies that reside in emerging market economies, and to do so through utilizing a strong value-oriented investment approach combined with carefully managed and selective exposure to all three international stock categories. Currently, the allocation of new monies flowing into the fund remains 70% towards international large-cap, 15% towards international small-cap and 15% towards emerging markets. We believe that this investment approach will, over the long term, provide solid risk-adjusted returns and excellent diversification opportunities to compliment your U.S. domestic stock investment holdings.

                             Family of Investments

MEMBERS Mutual Funds are a group of open-end investment companies, typically called mutual funds. Each Fund is a separate investment portfolio with its own investment objective, policies, restrictions and attendant risks. The information in this table provides an overview, summarizing the Funds' investment objectives, management, and primary strategies. For more specific and complete information on the Funds, please refer to your prospectus and the statement of additional information.

Cash Reserves Fund

Investment Objective
The Cash Reserves Fund seeks high current income from money market instruments consistent with the preservation of capital and liquidity. The Fund intends to maintain a stable net asset value of $1.00 per share.

Portfolio Management
The Fund is managed by a team of CIMCO's portfolio managers.


Primary Investment Strategies
The Cash Reserves Fund invests exclusively in U.S. dollar-denominated money market securities maturing in thirteen months or less from the date of purchase, including those issued by U.S. and foreign financial institutions, corporate issuers, the U.S. Government and its agencies and instrumentalities, municipalities, foreign governments, and multinational organizations such as the World Bank. At least 95% of the Fund's assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the Fund's assets must be invested in securities rated in the two highest categories.

For a listing of the securities held in the portfolio on October 31, 1998, please turn to page 14.


Bond Fund

Investment Objective
The Bond Fund seeks to generate a high level of current income, consistent with the prudent limitation of risk, primarily through investment in a diversified portfolio of income bearing securities.


Portfolio Management
The Fund is managed by a team of CIMCO's portfolio managers.

Primary Investment Strategies
To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities and maintains an intermediate (typically 3 to 6 years) average portfolio duration. Under normal circumstances, the Fund invests at least 80% of its assets in such securities. The Fund may invest in the following instruments: o Corporate Debt Securities o U.S. Government Debt Securities o Foreign Government Debt Securities o Other issuer Debt Securities.

The Fund may also invest in asset-backed and mortgage-backed securities, including securities backed by credit union originated loans, to the extent permitted by law and available in the market.

For a listing of the securities held in the portfolio at October 31, 1998, please turn to page 15.


Balanced Fund

Investment Objective
The Balanced Fund seeks a high total return through the combination of income and capital appreciation.

Portfolio Management
The Fund is managed by a team of CIMCO's portfolio managers.

Primary Investment Strategies
The Balanced Fund invests in a broadly diversified array of securities including common stocks, bonds and money market instruments. The percentage of the Fund's assets invested in equity securities, income bearing securities and money market instruments may vary somewhat depending upon the availability of attractively priced stocks and bonds and anticipated cash needs of the Fund. Generally, however, common stocks will constitute 60% to 40% of the Fund's assets, bonds will constitute 40% to 60% of the Fund's assets and money market instruments may constitute up to 20% of the Fund's assets.

For a listing of the securities held in the portfolio at October 31, 1998, please turn to page 17.


High Income Fund

Investment Objective
The High Income Fund seeks high current income by investing primarily in a diversified portfolio of lower-rated, higher yielding income securities. The Fund also seeks capital appreciation, but only when consistent with its primary goal.

Portfolio Management
CIMCO uses one or more subadvisers under a "manager of managers" approach to make investment decisions for this Fund. Massachusetts Financial Services Company (MFS) is the only subadviser currently used by CIMCO to manage the assets of the Fund.

Primary Investment Strategies
The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the Fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the Fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities.

For a listing of the securities held in the portfolio at October 31, 1998, please turn to page 20.


Growth and Income Fund

Investment Objective
The Growth and Income Fund seeks long-term capital growth with income as a secondary consideration.

Portfolio Management
The Fund is managed by a team of CIMCO's portfolio managers.

Primary Investment Strategies
The Growth and Income Fund will focus on stocks of companies with financial and market strength and a long-term record of financial performance, and will, under normal market conditions, maintain at least 80% of its assets in such stocks. Primarily through ownership of a diversified portfolio of common stocks and securities convertible into common stocks, the Fund will seek a rate of return in excess of returns typically available from less variable investment alternatives. The Fund will typically invest in securities representing every sector of the S&P 500 in approximately the same weightings such sector has in the S&P 500.

For a listing of the securities held in the portfolio at October 31, 1998, please turn to page 26.

Capital Appreciation Fund

Investment Objective
The Capital Appreciation Fund seeks long-term capital appreciation.

Portfolio Management
The Fund is managed by a team of CIMCO's portfolio managers.

Primary Investment Strategies
The Capital Appreciation Fund invests primarily in common stocks, and will, under normal market conditions, maintain at least 80% of its assets in such securities. The Fund seeks stocks that have a low market price relative to the portfolio managers' expected level and certainty of the issuing company's future earnings. Relative to the Growth and Income Fund, the Capital Appreciation Fund will include some smaller, less developed issuers and some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The Fund will diversify its holdings among various industries and among companies within those industries but will often be less diversified than the Growth and Income Fund.

For a listing of the securities held in the portfolio at October 31, 1998, please turn to page 28.

International Stock Fund

Investment Objective
The International Stock Fund seeks long-term growth of capital by investing primarily in foreign equity securities.

Portfolio Management
CIMCO uses one or more subadvisers under a "manager of managers" approach to make investment decisions for this fund. IAI International Limited and Lazard Asset Management are the subadvisers currently used by CIMCO to manage the assets of the Fund.

Primary Investment Strategies
Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign securities are issued by companies organized or whose principal operations are outside the U.S., issued by a foreign government, principally traded outside of the U.S., or quoted or denominated in a foreign currency. Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American depository receipts, European depository receipts and Global depository receipts.

For a listing of the securities held in the portfolio at October 31, 1998, please turn to page 30.


                 CASH REVERSES FUND - Portfolio of Investments

                                                         Value
   Par Value                                          (Note 2)
COMMERCIAL PAPER (A) - 71.22%

           Finance - 50.03%
$ 200,000  American Express Credit Corp.
           5.210%, 11/30/98                         $  199,169
  200,000  American General Finance Co.
           5.030%, 01/27/99                            197,569
  200,000  Associates Corp. of North America
           5.150%, 01/06/99                            198,112
  200,000  Caterpillar Financial Services
           5.351%, 01/04/99                            198,098
  260,000  CIT Group Holdings, Inc.
           5.160%, 12/08/98                            258,621
  161,000  Ford Motor Credit Corp.
           5.120%, 01/08/99                            159,443
  100,000  Ford Motor Credit Corp.
           5.090%, 01/27/99                             98,752
  260,000  G.E. Capital Corp.
           5.450%, 11/09/98                            259,685
  280,000  General Motors Acceptance Corp.
           5.440%, 11/10/98                            279,619
  225,000  Goldman Sachs Group LP
           5.320%, 12/14/98                            223,570
  100,000  Household Finance Corp.
           5.049%, 01/05/99                             99,088
  200,000  Merrill Lynch & Co., Inc.
           5.411%, 11/18/98                            199,489
  250,000  Norwest Financial, Inc.
           5.220%, 01/21/99                            247,064

                                                     2,618,279


           Durable Goods - 5.07%
  268,000  Deere & Co.
           5.430%, 01/11/99                            265,130


           Consumer Staples - 4.75%
  250,000  Procter & Gamble Co.
           5.330%, 12/16/98                            248,334


           Media - 3.80%
  200,000  Disney (Walt) Co.
           5.130%, 12/08/98                            198,946


           Technology - 3.79%
  200,000  Motorola, Inc.
           5.171%, 12/22/98                            198,535


           Chemicals - 3.78%
  200,000  du Pont (E.I.) de Nemours & Co.
           5.000%, 01/14/99                            197,946

           Total Commercial Paper                    3,727,170

           ( Cost $3,727,170 )


U.S. GOVERNMENT AND AGENCY OBLIGATIONS (A) - 25.96%

           Federal Home Loan Mortgage Corp. - 10.40%
$ 100,000  5.249%, 12/17/98                        $    99,329
  250,000  5.180%, 01/15/99                            247,302
  200,000  5.050%, 01/19/99                            197,784

                                                       544,415


           U.S. Treasury Bill - 8.11%
  425,000  5.040%, 11/12/98                            424,345


           Federal Home Loan Bank - 5.57%
  194,000  5.360%, 11/27/98                            193,249
  100,000  4.950%, 03/17/99                             98,130

                                                       291,379


           Federal National Mortgage Association - 1.88%
  100,000  4.570%, 03/23/99                             98,197

           Total U.S. Government and Agency
                Obligations                          1,358,336
           ( Cost $1,358,336 )

CERTIFICATE OF DEPOSIT - 2.89%

  150,985  State Street Eurodollar
           4.750%, 11/02/98                            150,985

           Total Certificate of Deposit                150,985

           ( Cost $150,985 )

TOTAL INVESTMENTS - 100.07%                          5,236,491

( Cost 5,236,491** )
NET OTHER ASSETS AND LIABILITIES - (0.07)%              (3,410)

TOTAL NET ASSETS - 100.00%                           $5,233,081


       **  Aggregate cost for Federal tax purposes.
      (A)  Rate noted represents annualized yield at time of purchase.

                 See accompanying Notes to Financial Statements

                      BOND FUND - Portfolio of Investments

                                                        Value
   Par Value                                          (Note 2)

CORPORATE NOTES AND BONDS - 64.60%

           Finance - 14.20%
 $ 200,000 Aetna Services, Inc.
           6.970%, 08/15/36                       $    208,049
  100,000  Caterpillar Financial Services,
                 Series F, MTN
           6.400%, 04/16/01                            102,751
  250,000  Carramerica Realty Corp.
           6.625%, 10/01/00                            248,111
  150,000  General Motors Acceptance Corp., MTN
           6.050%, 10/04/99                            151,398
  300,000  Kimco Realty Corp., MTN
           6.960%, 07/16/07                            286,560

                                                       996,869


           Asset - Backed Securities - 11.43%
 200,000   Chase Commercial  Mortgage
           Securities Corp.
           Series 1997-2, Class C, CMO
           6.600%, 12/19/07                            199,382
  200,000  Citibank Credit Card Master Trust I,
           Series 1998-6 Class A, ABS
           5.850%, 04/10/03                            204,220
  200,000  Deutsche Mortgage and
           Asset Receiving Corp.,1998, Class C, CMO
           6.861%, 03/15/08                            196,942
  200,000  Residential  Funding  Mortgage
           Securities II Series  1998-HI2,  Step
           Coupon, Class A2, ABS (F) 6.290%, 07/25/13  201,906

                                                       802,450


           Industrials - 7.23% 350,000 Motorola, Inc.
           5.800%, 10/15/08                            350,992
  150,000  WMX Technologies, Inc.
           7.000%, 05/15/05                            156,425

                                                       507,417


           Brokerage Services - 5.88%
  200,000  Goldman Sachs LP 144A, MTN (C)
           6.250%, 02/01/03                            202,571
  200,000  Travelers Group, Inc.
           7.200%, 02/01/04                            210,157

                                                       412,728


           Utilities - 4.44%
$ 150,000  Cincinnati Gas & Electric Co.
           6.450%, 02/15/04                        $   157,427
  150,000  GTE North, Inc., Series A, Debenture
           6.000%, 01/15/04                            154,485

                                                       311,912


           Communication - 4.39%
  100,000  Cox Communication, Inc.
           6.500%, 11/15/02                            103,556
  200,000  Worldcom, Inc.
           6.125%, 8/15/01                             204,760

                                                       308,316


           Consumer Staples - 4.30%
  300,000  Nabisco, Inc.
           6.700%, 06/15/02                            302,109


           Consumer Products - 3.04%
  100,000  Carter Holt Harvey, Ltd.,Yankee
           8.875%, 12/01/04                            107,456
  100,000  International Paper Co.
           7.500%, 05/15/04                            106,254

                                                       213,710


           Defense - 2.23%
  150,000  Martin Marietta Technologies, Inc.
           6.500%, 04/15/03                            156,703


           Energy - 2.16%
  150,000  Transcontinental Gas Pipeline Corp.
           6.125%, 01/15/05                            151,345


           Health Services - 2.12%
  150,000  Columbia/HCA Healthcare Corp.
           6.125%, 12/15/00                            148,889


           Metals and Mining - 1.61%
  100,000  MAGMA Copper Co.
           8.700%, 05/15/05                            113,019


           Retail - 1.57%
  100,000  American Stores Co.
           9.125%, 04/01/02                            110,381

           Total Corporate Notes and Bonds           4,535,848

           ( Cost $4,501,585 )

                See accompanying Notes to Financial Statements.


U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 27.94%

           U.S. Treasury Notes - 20.62%
$ 700,000  5.625%, 04/30/00                        $   712,688
  400,000  5.500%, 03/31/03                            418,625
  300,000  5.750%, 04/30/03                            316,875

                                                     1,448,188


           Federal Home Loan Mortgage Corp. - 4.31%
  298,127  6.500%, 10/15/13                            302,435


           Federal National Mortgage
           Association  - 3.01%
  200,000  6.000%, 05/15/08                            211,670

           Total U.S. Government and Agency
           Obligations                               1,962,293

           ( Cost $1,919,509 )

U.S. DENOMINATED FOREIGN GOVERNMENT BOND - 2.02%

  150,000  United Mexican States, Global
           9.875%, 01/15/07                            141,750

           Total U.S. Denominated Government
              Foreign Bond                             141,750

           ( Cost $156,551 )

CERTIFICATE OF DEPOSIT - 0.54%

   38,124  State Street Eurodollar
            4.750%, 11/02/98                            38,124

           Total Certificate of Deposit                 38,124

           ( Cost $38,124 )


  Shares                                               Value
                                                      (Note 2)
INVESTMENT COMPANY - 2.85%

  200,000  State Street Prime Money Market
           5.48%                                   $   200,000

           Total Investment Company                    200,000

           ( Cost $200,000 )

TOTAL INVESTMENTS - 97.95%                           6,878,015

( Cost $6,815,769** )
NET OTHER ASSETS AND LIABILITIES - 2.05%               144,282

TOTAL NET ASSETS - 100.00%                          $7,022,297



       **  Aggregate cost for Federal tax purposes.
      (C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.
      (F) Represents a security whose interest rate increases at predetermined dates. The rate disclosed is the rate currently in effect.
      MTN  Medium Term Note
      CMO  Collateralized Mortgage Obligation
      ABS  Asset Backed Security

                See accompanying Notes to Financial Statements.

                    BALANCED FUND - Portfolio of Investments

                                                        Value
   Shares                                             (Note 2)

COMMON STOCKS - 51.57%

           Technology - 9.28%
    4,300  3Com Corp.*                             $   155,069
    5,700  EMC Corp.*                                  366,930
    3,100  Gateway, Inc.*                              173,016
    2,700  Hewlett-Packard Co.                         162,506
    3,500  Interim Services, Inc.*                      74,375
    2,200  International Business Machines Corp.       326,563
    3,700  Micron Technology, Inc.*                    140,600
    3,100  Motorola, Inc.                              161,200
    2,300  Philips Electronics N.V.                    126,213
    5,500  Seagate Technology, Inc.*                   145,063
    2,900  Texas Instruments, Inc.                     185,419
    6,000  Wang Laboratories, Inc.*                    128,250

                                                     2,145,204


           Finance - 6.43%
    5,900  Allstate Corp.                              254,069
    4,690  Banc One Corp.                              229,224
    5,096  BankAmerica Corp.                           292,702
    2,000  Bankers Trust Corp.                         125,625
    4,200  Citigroup, Inc.                             197,663
    3,500  Edwards (A.G.), Inc.                        120,969
    3,400  Everest Reinsurance Holdings, Inc.          117,088
    2,300  Morgan Stanley Dean Witter & Co.            148,925

                                                     1,486,265


           Retail - 4.64%
    3,900  CVS Corp.                                   178,181
    4,600  Dayton Hudson Corp.                         194,925
    3,700  Safeway, Inc.*                              176,906
    3,800  Sears Roebuck & Co.                         170,763
    4,700  Tiffany & Co.                               151,869
    2,900  Wal-Mart Stores, Inc.                       200,100

                                                     1,072,744


           Chemicals -  4.50%
    5,500  American Home Products Corp.                268,125
    2,300  Bristol-Myers Squibb Co.                    254,294
    3,500  Centocor, Inc.*                             155,750
    2,500  Glaxo Wellcome PLC, ADR                     155,625
    3,900  Pharmacia & Upjohn, Inc.                    206,456

                                                     1,040,250


           Consumer Staples - 3.98%
    4,100  Kimberly-Clark Corp.                        197,825
    2,000  General Mills, Inc.                         147,000
    6,300  Nabisco Holdings Corp., Class A             237,825
    2,700  Sara Lee Corp.                              161,156
    7,600  Tyson Foods, Inc., Class A                  174,800

                                                       918,606


           Consumer Cyclical - 3.96%
    3,400  Cox Communications, Inc., Class A       $   186,575
    2,900  Crown Cork & Seal Co., Inc.                  92,438
    7,600  MediaOne Group, Inc.*                       321,575
    6,500  Owens-Illinois, Inc.*                       198,656
   10,800  Primedia, Inc.*                             116,775

                                                       916,019


           Energy - 3.95%
    2,500  Amoco Corp.                                 140,313
    2,000  Exxon Corp.                                 142,500
    3,200  Kerr-McGee Corp.                            127,600
    3,400  Schlumberger Ltd.                           178,500
    4,500  Unocal Corp.                                152,719
    5,200  USX-Marathon Group                          169,975

                                                       911,607


           Communication - 3.54%
    4,900  AirTouch Communications, Inc.*              274,400
    2,800  Ameritech Corp.                             151,025
    2,600  Bell Atlantic Corp.                         138,125
    2,700  GTE Corp.                                   158,456
    1,800  Telefonos de Mexico SA, Class L, ADR         95,063

                                                       817,069


           Basic Materials - 3.36%
    2,000  Dow Chemical, Inc.                          187,250
    5,400  Pall Corp.                                  136,350
    3,300  Praxair, Inc.                               132,825
    5,000  Rohm & Haas Co.                             168,750
    4,900  Willamette Industries, Inc.                 151,900

                                                       777,075


           Durable Goods - 2.58%
    1,400  General Motors Corp.                         88,288
    3,600  Raychem Corp.                               110,025
    3,000  Rockwell International Corp.                123,188
    1,500  United Technologies, Inc.                   142,875
    2,942  Waste Management, Inc.                      132,758

                                                       597,134


           Health Services - 2.28%
    3,500  Aetna, Inc.                                 261,188
    6,900  Columbia\ HCA Healthcare Corp.              144,900
    1,800  IMS Health, Inc.                            119,700

                                                       525,788

                See accompanying Notes to Financial Statements.

COMMON STOCKS (continued)

           Transportation - 1.59%
    1,200  Delta Air Lines, Inc.                   $   126,675
    2,400  FDX Corp.*                                  126,150
    3,500  Norfolk Southern Corp.                      115,281

                                                       368,106


           Utilities - 1.48%
    3,400  Northern States Power Co.                    91,800
    2,700  PG & E Corp.                                 82,181
    6,100  Williams Companies, Inc.                    167,369

                                                       341,350

           Total Common Stocks                      11,917,217

           ( Cost $11,589,250 )

   Par Value

CORPORATE NOTES AND BONDS - 21.68%

           Finance - 9.44%
$ 200,000  Aetna Services, Inc.
           6.970%, 08/15/36                            208,049
1,000,000  Associates Corp. of North America
           5.750%, 11/01/03                          1,000,420
   50,000  Caterpillar Financial Services,
           Series F, MTN
           6.400%, 04/16/01                             51,376
   50,000  General Motors Acceptance Corp., MTN
           6.050%, 10/04/99                             50,466
  700,000  Kimco Realty Corp., MTN
           6.960%, 07/16/07                            668,640
  200,000  Residential Funding Mortgage
           Securities II, Series 1998-HI2, Step
           Coupon, Class A2, ABS (F)
           6.290%, 07/25/13                            201,906

                                                     2,180,857


           Consumer Staples - 3.05%
  700,000  Nabisco, Inc.
           6.700%, 06/15/02                            704,921


           Asset-Backed Securities - 2.60%
  200,000  Chase Commercial Mortgage Securities
           Corp. Series 1997-2, Class C, CMO
           6.600%, 12/19/07                            199,382
  200,000  Citibank Credit Card Master Trust I,
           Series 1998-6 Class A, ABS
           5.850%, 04/10/03                            204,220
  200,000  Deutsche Mortgage and
           Asset Receiving Corp., 1998, Class C,
           CMO
           6.861%, 03/15/08                            196,942

                                                       600,544


           Brokerage Services - 1.79%
 $ 200,000 Goldman Sachs LP 144A, MTN (C)
           6.250%, 02/01/03                      $     202,571
  200,000  Travelers Group, Inc.
           7.200%, 02/01/04                            210,157

                                                       412,728


           Communication - 1.12%
   50,000  Cox Communication, Inc.
           6.500%, 11/15/02                             51,778
  200,000  Worldcom, Inc.
           6.400%, 08/15/05                            207,887

                                                       259,665


           Consumer Products - 0.92%
  100,000  Carter Holt Harvey, Ltd.,Yankee
           8.875%, 12/01/04                            107,456
  100,000  International Paper Co.
           7.500%, 05/15/04                            106,254

                                                       213,710


           Utilities - 0.92%
   50,000  Cincinnati Gas & Electric Co.
           6.450%, 02/15/04                             52,476
  100,000  GTE Hawaiian Telephone Co., Debenture
           7.375%, 09/01/06                            109,120
   50,000  GTE North, Inc., Series A, Debenture
           6.000%, 01/15/04                             51,495

                                                       213,091


           Energy - 0.68%
  100,000  Coastal Corp., Senior Note
           8.125%, 09/15/02                            107,376
   50,000  Transcontinental Gas Pipeline Corp.
           6.125%, 01/15/05                             50,448

                                                       157,824


           Metals and Mining - 0.49%
  100,000  MAGMA Copper Co.
           8.700%, 05/15/05                            113,019


           Defense - 0.23%
   50,000  Martin Marietta Technologies, Inc.
           6.500%, 04/15/03                             52,234


           Industrials - 0.23%
    50,000 WMX Technologies, Inc.
           7.000%, 05/15/05                             52,142

                See accompanying Notes to Financial Statements.

CORPORATE NOTES AND BONDS  (continued)

           Health Services - 0.21%
  $ 50,000 Columbia/HCA Healthcare Corp.
           6.125%, 12/15/00                        $    49,630

           Total Corporate Notes and Bonds           5,010,365

           ( Cost $4,989,830 )

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 19.70%

           U.S. Treasury Notes - 16.53%
1,000,000  4.500%, 09/30/00                          1,005,000
1,000,000  5.500%, 03/31/03                          1,046,563
  700,000  5.625%, 04/30/00                            712,688
1,000,000  5.750%, 04/30/03                          1,056,250

                                                     3,820,501

   Federal National Mortgage Association. - 3.17%

  722,956   6.500%, 06/01/13                           733,402

           Total U.S. Government and Agency
           Obligations                               4,553,903

           ( Cost $4,489,916 )

U.S. DENOMINATED FOREIGN GOVERNMENT BOND - 0.20%

   50,000  United Mexican States, Global
            9.875%, 01/15/07                            47,250

           Total U.S. Denominated Government
              Foreign Bond                              47,250

           ( Cost $52,183 )

CERTIFICATE OF DEPOSIT - 0.30%

   68,625  State Street Eurodollar
            4.750%, 11/02/98                            68,625

           Total Certificate of Deposit                 68,625

           ( Cost $68,625 )

  Shares
INVESTMENT COMPANY- 4.33%

1,000,000  State Street Prime Money Market
           5.48%                                   $  1,000,000

           Total Investment Company                  1,000,000

           ( Cost $1,000,000 )

TOTAL INVESTMENTS - 97.78%                          22,597,360

(Cost $22,189,804**)
NET OTHER ASSETS AND LIABILITIES - 2.22%               512,487

TOTAL NET ASSETS - 100.00%                         $23,109,847


        *  Non-income producing security.
       **  Aggregate cost for Federal tax purposes.
      (C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.
      (F) Represents a security whose interest rate increases at predetermined dates. The rate disclosed is the rate currently in effect.
      ADR  American Depositary Receipt
      CMO  Collaterized Mortgage Obligation
      MTN  Medium Term Note
      ABS  Asset Backed Security

                See accompanying Notes to Financial Statements.

                  HIGH INCOME FUND - Portfolio of Investments


                                                        Value
   Par Value                                          (Note 2)


CORPORATE NOTES AND BONDS - 90.95%

           Communication - 19.41%
$ 135,000  Allegiance Telecom, Inc., 144A, Step
           Coupon With Warrants (B)(C)
           11.750%, 02/15/08                    $       55,355
   25,000  American Cellular, 144A (C)
           Senior Note
           10.500%, 05/15/08                            23,500
   95,000  Charter Communication South East, L.P.
           Series B, Senior Note
           11.250%, 03/15/06                           101,887
   30,000  Convergent Communication, 144A (C)
           With Warrants
           13.000%, 04/01/08                            20,100
  130,000  Dolphin Telecom PLC, Step Coupon, 144A
           Senior Discount Note (B)(C)(D)
           11.500%, 06/01/08                            41,275
   60,000  Esprit Telecom Group PLC, Yankee (D)
           Senior Note
           10.875%, 06/15/08                            52,200
   90,000  Exodus Communications, Inc., 144A (C)
           Senior Note
           11.250%, 07/01/08                            80,325
   25,000  Flag, Ltd., 144A, Senior Note (C)(D)
            8.250%, 01/30/08                            23,125
   60,000  Intelcom Group (USA), Inc.
           StepCoupon (B)
           12.500%, 05/01/06                            40,200
   55,000  Intermedia Communication,
           Step Coupon, Series B  (B)
           11.250%, 07/15/07                            36,575
   50,000  ITC Deltacom, 144A (C)
           Senior Note
           9.750%, 11/15/08                             50,000
   10,000  Lenfest Communications
           8.375%, 11/01/05                             10,450
   50,000  Lenfest Communications, 144A (C)
           Senior Subordinate Note
           8.250%, 02/15/08                             49,750
   35,000  Lenfest Communications
            Senior Subordinate Note
           10.500%, 06/15/06                            39,288
  175,000  Metronet Communications, Yankee,
           Step Coupon Senior Discount Note (B)(D)
           9.950%, 06/15/08                             95,813
   45,000  Metronet Communications, Yankee,
           Step Coupon Senior Discount Note (B)(D)
           10.750%, 11/01/07                            26,550
  100,000  Millicom International Cellular, Yankee
           Senior Discount Note, Step Coupon (B)(D)
           13.500%, 06/01/06                            60,000
   55,000  MJD Communications, 144A (C)
           Senior Subordinate Note
            9.500%, 05/01/08                            53,350

           Communication (continued)
$  50,000  Mobile Telecommunication Technology
           Senior Note
           13.500%, 12/15/02                       $    54,375
   90,000  Nextel Communications, Step Coupon (B)
           9.950%, 02/15/08                             48,600
  100,000  Nextel Communications, Step Coupon
           Senior Discount Note (B)
            9.750%, 10/31/07                            55,500
   45,000  Nextel International, Inc., 144A, Step
           Coupon Senior Discount Note (B) (C)
           12.125%, 04/15/08                            16,650
   50,000  Nextlink Communications
           Senior Note
            9.625%, 10/01/07                            46,250
   70,000  Pagemart Wireless, Inc., Step Coupon, 144A
           Senior Discount Note (B) (C)
           11.250%, 02/01/08                            36,400
   50,000  Paging Network
           Senior Subordinate Note
           8.875%, 02/01/06                             46,500
    3,000  Pathnet, Inc., 144A (C)
           With Warrants
           12.250%, 04/15/08                             2,175
   55,000  PSINET, Inc., 144A, Senior Note (C)
           10.000%, 02/15/05                            53,213
   65,000  Rural Cellular Corp. Series B
           Senior Subordinate Note
           9.625%, 05/15/08                             61,263
   31,000  Rural Cellular Corp., Series B, PIK
           11.375%, 05/15/10                            26,505
   25,000  Qwest Communications International,
           Step Coupon Senior Discount Note (B)
           9.470%, 10/15/07                             19,625
   75,000  Qwest Communications International,
           144A (C) Senior Note
           7.500%, 11/01/08                             74,685
   15,000  RCN Corp., Step Coupon
           Senior Discount Note (B)
           11.125%, 10/15/07                             7,800
   30,000  Telesystem International, Yankee, Step
           Coupon Senior Discount Note (B)(D)
           13.250%, 06/30/07                            12,000
   25,000  Telesystem International, Yankee, Step
           Coupon Senior Discount Note (B)(D)
           10.500%, 11/01/07                             8,000
   25,000  Telewest Communications PLC, Yankee (D)
           Debenture
           9.625%, 10/01/06                             24,500
  170,000  Triton Communications, 144A, Step Coupon
           Senior Discount Note (B)(C)
           11.000%, 05/01/08                            65,450
   50,000  Versatel Telecom BV, 144A (D)(E)
           With Warrants
           Senior Note
           13.250%, 05/15/08                            46,500

                See accompanying Notes to Financial Statements.

CORPORATE NOTES AND BONDS (continued)

           Communication (continued)
$      89  Viatel, Inc.,Series A, PIK
           10.000%, 04/15/10                       $        53
   20,000  Viatel, Inc.,144A, Senior Note (C)
           11.250, 04/15/08                             17,600
  160,000  Viatel, Inc.,Step Coupon, 144A (B) (C)
           Senior Discount Note
           12.500%, 04/15/08                            78,400
  220,000  United International Holdings, Step Coupon,
           Series B Senior Discount Note (B)
           10.750%, 02/15/08                           103,400
  110,000  Western Wireless
           Senior Subordinate Note
           10.500%, 02/01/07                           113,300

                                                     1,878,487


           Telecommunications - 12.12%
  110,000  Chancellor Media Corp., Series B
           8.750%, 06/15/07                            108,350
   90,000  Classic Cable, Inc., 144A (C)
           Senior Subordinate Note
           9.875%, 08/01/08                             89,550
   60,000  Cumulus Media, Inc.
           10.375%, 07/01/08                            61,200
  110,000  Fox/Liberty Networks
           Senior Note
           8.875%, 08/15/07                            106,425
   50,000  Frontiervision
           Senior Subordinate Note
           11.000%, 10/15/06                            55,000
   40,000  Frontiervision Holdings LP, Step Coupon
           Senior Discount Note  (B)
           11.875%, 09/15/07                            32,000
   90,000  Granite Broadcasting Corp.
           10.375%, 05/15/05                            85,500
   50,000  Intermedia Capital Partners
           Senior Note
           11.250%, 08/01/06                            54,750
   50,000  LIN Television Corp.
           8.375%, 03/01/08                             47,500
   40,000  Northeast Optic Network
           Senior Note
           12.750%, 08/15/08                            35,200
   40,000  NTL, Inc., 144A, Step Coupon
           Senior Note (B) (C)
           9.750%, 04/01/08                             21,850
  100,000  NTL, Inc., 144A, Step Coupon
           Senior Note (B) (C)
           12.375%, 10/01/08                            55,505
  110,000  Rogers Cablesystem, Yankee (D)
            9.625%, 08/01/02                           117,425


           Telecommunications (continued)
$ 100,000  Spectrasite Holdings, Inc., 144A,
           Step Coupon Senior Discount Note (B)(C)
           12.000%, 07/15/08                      $     39,000
  150,000  Telemundo Holdings, Inc., 144A, Step
           Coupon Senior Discount Note  (B) (C)
           11.500%, 08/15/08                            73,500
   85,000  Time Warner, Inc., LLC
           Senior Note
           9.750%, 07/15/08                             85,638
   50,000  Verio, Inc.
           Senior Note
           10.375%, 04/01/05                            47,500
   60,000  Young Broadcasting, Inc., Series B
           8.750%, 06/15/07                             57,000

                                                     1,172,893


           Retail - 5.56%
   25,000  Chiles Offshore
           10.000%, 05/01/08                            20,000
   50,000  Cole National Group
           Senior Subordinate Note
            8.625%, 08/15/07                            48,000
  110,000  Friendly Ice Cream Corp.
           10.500%, 12/01/07                           100,100
   60,000  Jitney-Jungle Stores
           12.000%, 03/01/06                            64,800
   25,000  Musicland Group, 144A (C)
           Senior Note
            9.875%, 03/15/08                            23,500
  100,000  Pathmark Stores
           Senior Subordinate Note
            11.625%, 06/15/02                           95,000
   25,000  Planet Hollywood, 144A (C)
           Senior Subordinate Note
           12.000%, 04/01/05                            11,750
  100,000  Red Roof Inns, Senior Note
            9.625%, 12/15/03                            98,500
   75,000  Williams Scotsman, Inc.
            9.875%, 06/01/07                            75,750

                                                       537,400


           Technology - 5.43%
   110,000 Argo-Tech Corp.
           Senior Subordinate Note
           8.625%, 10/01/07                            101,750
   50,000  Be Aerospace, Inc., 144A (C)
           Senior Note
           9.500%, 11/01/08                             51,250
   75,000  Be Aerospace, Inc., Series B, 144A (C)
           Senior Note
           8.000%, 03/01/08                             70,125
   75,000  Level 3 Communications, Inc., 144A (C)
           Senior Note
           9.1250%, 05/01/08                            70,500

                See accompanying Notes to Financial Statements.

           Technology (continued)
$ 150,000  K & F Industries, Series B
           Senior Subordinate Note
           9.250%, 10/15/07                       $    142,500
   80,000  Unisys Corp., Series B
           Senior Discount Note
           12.000%, 04/15/03                            88,900

                                                       525,025


           Metals and Mining - 4.87%
   45,000  AK Steel Corp., Senior Note
            9.125%, 12/15/06                            46,463
  100,000  Commonwealth Aluminum
           Senior Subordinate Note
           10.750%, 10/01/06                            92,000
  100,000  CSC Holdings, Inc., Senior Note
           9.250%, 11/01/05                            105,000
   75,000  Doe Run Resources Corp., Series B
           11.250%, 03/15/05                            56,250
   50,000  Fibermark, Inc.
           Senior Note
           9.375%, 10/15/06                             49,125
   25,000  Keystone Consolidated Industries
           Senior Note
            9.625%, 08/01/07                            23,000
   50,000  Metal Management, Inc., 144A (C)
           Senior Subordinate Note
           10.000%, 05/15/08                            29,000
   30,000  Schuff Steel Company
           10.500%, 06/01/08                            23,700
   50,000  WCI Steel, Inc., Series B
           Senior Note
           10.000%, 12/01/04                            47,000

                                                       471,538


           Finance - 4.70%
   30,000  AMSC Acquisition Co., Inc., Series B
           With Warrants
           12.250%, 04/01/08                            13,800
   65,000  DTI Holdings, 144A
           Step Coupon (B)(C)
           With Warrants
           12.500%, 03/01/08                            21,450
   50,000  Global Crossing Holding LTD, 144A (C)
           Senior Note
           9.625%, 05/15/08                             48,375
  125,000  Grove Holdings LLC, 144A, Step Coupon
           Debenture (B)(C)
           11.625%, 05/01/09                            46,250
  105,000  Pinnacle Holdings, Step Coupon
           Senior Discount Note  (B)
           10.000%, 03/15/08                            48,300
   75,000  P & L Coal Holdings Corp., 144A (C)
           Senior Subordinate Note
           9.625%, 05/15/08                             74,250

           Finance (continued)
$  60,000  Silgan Holdings, Inc.
           Senior Subordinate Note
           9.000%, 06/01/09                      $      56,850
   80,000  Thermadyne Holdings Corp.
           9.875%, 06/01/08                             72,800
  160,000  Thermadyne Holdings Corp., Step
           Coupon (B) Debenture
           12.500%, 06/01/08                            72,400

                                                       454,475


           Energy - 4.41%
   110,000 Anacomp, Inc.
           Senior Subordinate Note
           10.875%, 04/01/04                           107,525
   70,000  Chesapeake Energy, 144A (C)
           Senior Note
            9.625%, 05/01/05                            59,500
   75,000  Clark R&M, Inc., 144A (C)
           Senior Note
           8.625%, 08/15/08                             70,125
   45,000  Continental Resources, 144A (C)
           Senior Subordinate Note
           10.250%, 08/01/08                            36,225
   75,000  Ocean Energy, Inc., Series B
           8.875%, 07/15/07                             73,875
   50,000  Pride International, Inc.
           Senior Note
           9.375%, 05/01/07                             45,500
   25,000  Petsec Energy, Series B
           Senior Subordinate Note
           9.500%, 06/15/07                             20,000
   15,000  Pool Energy Services, 144A (C)
           Senior Subordinate Note
           8.375%, 04/01/08                             14,325

                                                       427,075


           Basic Materials - 4.19%
   65,000  Buckeye Cellulos
           Senior Subordinate Note
            9.250%, 09/15/08                            64,838
   50,000  Florida Coast Paper LLC
           12.750%, 06/01/03                            32,500
   25,000  Galey & Lord, Inc.
           9.125%, 03/01/08                             22,250
  100,000  Polymer Group, Inc.
           9.000%, 07/01/07                             93,000
  100,000  Repap New Brunswick, Yankee (D)
           Senior Note
           10.625%, 04/15/05                            65,500

                See accompanying Notes to Financial Statements.

           Basic Materials (continued)
$  25,000  Synthetic Industries, Inc., Series B
           Senior Subordinate Note
           9.250%, 02/15/07                        $    24,125
  110,000  US Timberlands Co.
           Senior Note
            9.625%, 11/15/07                           103,400

                                                       405,613

           Consumer Staples - 3.51%
   15,000  Finlay Enterprises, Inc.
           Debentures
           9.000%, 05/01/08                             11,325
   20,000  Globe Manufacturing Corp., 144A (C)
           Senior Subordinate Note
           10.000%, 08/01/08                            15,600
   25,000  International Utility Structures, Yankee,
           144A (C)(D)
           Senior Subordinate Note
           10.750%, 02/01/08                            20,750
  115,000  Pierce Leahy Corp.
           Senior Subordinate Note
           11.125%, 07/15/06                           124,200
   75,000  Remington Products Co. LLC, Series B
           Senior Subordinate Note
           11.000%, 05/15/06                            52,500
   35,000  Samsonite Corp.
           Senior Subordinate Note
           10.750%, 06/15/08                            24,675
  100,000  Revlon Consumer Products, 144A (C)
           Senior Subordinate Note
            8.625%, 02/01/08                            90,250

                                                       339,300


           Media - 3.50%
   50,000  Albritton Communications, Series B
           Senior Subordinate Debenture Bond
           9.750%, 11/30/07                             51,000
  110,000  AMC Entertainment
           Senior Subordinate Note
           9.500%, 03/15/09                            102,300
  100,000  Cinemark USA, Series B
           Senior Subordinate Note
           9.625%, 08/01/08                             99,000
   60,000  HMV Media Group PLC, 144A (C)(D)
           Senior Subordinate Note
           10.250%, 05/15/08                            49,200
   60,000  Satelites Mexicanos SA, 144A (C)(D)
           10.125%, 11/01/04                            37,200

                                                       338,700



           Chemicals and Drugs - 3.04%
$ 110,000  Acetex Corp.
           Senior Note
            9.750%, 10/01/03                      $    102,300
  120,000  NL Industries
           Senior Note
           11.750%, 10/15/03                           124,800
   25,000  PCI Chemical Canada, Inc., Yankee (D)
           9.250%, 10/15/07                             18,750
   65,000  Sterling Chemicals, Inc., Series A
           Senior Subordinate Note
           11.250%, 04/01/07                            48,750

                                                       294,600

           Durable Goods - 2.88%
  110,000  Hayes Wheels International, Inc.
           Senior Subordinate Note
           11.000%, 07/15/06                           118,938
   25,000  International Knife & Saw
           Senior Subordinate Note
           11.375%, 11/15/06                            24,500
   75,000  Oxford Automotive, Inc.
           10.125%, 06/15/07                            69,000
   65,000  Simonds Industries, 144A (C)
           Senior Subordinate Note
           10.250%, 07/01/08                            61,750
    5,000  Talon Automotive, 144A (C)
           Senior Subordinate Note
           9.625%, 05/01/08                              4,400

                                                       278,588


           Consumer Services - 2.17%
   75,000  Eldorado Resorts
           Senior Subordinate Note
           10.500%, 08/15/06                            78,000
   40,000  Iron Mountain, Inc.
           10.125%, 10/01/06                            41,800
   50,000  Iron Mountain, Inc.
           8.750%, 09/30/09                             49,500
   50,000  Specialty Foods Acquisition, Series B
           Senior Note
           10.250%, 08/15/01                            41,000

                                                       210,300


           Recreation - 2.06%
  150,000  Boyd Gaming Corp.
           Senior Subordinate Note
           9.500%, 07/15/07                            145,500
   50,000  Casino America, Inc.
           Senior Note
           12.500%, 08/01/03                            53,375

                                                       198,875


                See accompanying Notes to Financial Statements.


    Building & Construction - 1.89%
 $ 25,000  American Standard Companies, Inc.
           7.375%, 02/01/08                        $    24,563
   50,000  American Standard Companies, Inc.
           7.625%, 02/15/10                             49,688
   50,000  Building Material Corp., Series B
           Senior Note
           8.625%, 12/15/06                             49,625
   60,000  Nortek, Inc., Series B
           Senior Note
            9.250%, 03/15/07                            59,400

                                                       183,276


           Health Care Services - 1.78%
   35,000  Alaris Medical, Inc., Step Coupon, 144A
           Senior Discount Note (B)(C)
           11.125%, 08/01/08                            15,925
   30,000  Oxford Health Plans, 144A (C)
           Senior Note
           11.000%, 05/15/05                            24,300
   25,000  Pharmerica, Inc., 144A (C)
           Senior Note
           8.375%, 04/01/08                             21,500
   30,000  Prime Medical Services, 144A(C)
           Senior Note
           8.750%, 04/01/08                             27,300
   80,000  Tenet Healthcare Corp.
           Senior Subordinate Note
           8.625%, 01/15/07                             83,200

                                                       172,225


           Capital Goods - 1.70%
   50,000  Agco Corp., Senior Subordinate Note
            8.500%, 03/15/06                            47,500
   20,000  Johnstown America Industries, Inc., Series C
           Senior Note
           11.750%, 08/15/05                            20,675
   20,000  Johnstown America Industries, Inc.
           Senior Subordinate Note
           11.750%, 08/15/05                            20,675
   90,000  Newcor, Inc., 144A (C)
           Senior Subordinate Note
            9.875%, 03/01/08                            75,600

                                                       164,450


           Printing - 1.63%
  110,000  Big Flower Press, Inc.
           Senior Subordinate Note
            8.875%, 07/01/07                           105,870
   50,000  Hollinger International, Inc.
            9.250%, 03/15/07                            52,125

                                                       157,995


           Defense Electronics - 1.38%
$ 125,000  L-3 Communications Corp., Series B
           Senior Subordinate Note
           10.375%, 05/01/07                       $   133,438


           Transportation - 1.37%
   35,000  Gulfmark Offshore
           8.750%, 06/01/08                             31,850
  110,000  Mark IV Industrial
           Senior Subordinate Note
           7.500%, 09/01/07                            101,013

                                                       132,863

           Industrial - 1.13%
   65,000  GCI, Inc., Senior Note
           9.750%, 08/01/07                             60,938
   55,000  Numatics, Inc., 144A (C)
           Senior Subordinate Note
           9.625%, 04/01/08                             48,400

                                                       109,338


           Schools - 1.09%
  110,000  Kindercare Learning Centers, Inc.
           Senior Subordinate Note
            9.500%, 02/15/09                           105,875


           Containers / Packaging - 1.04%
   15,000  Ball Corp., 144A (C)
           Senior Subordinate Note
           8.250%, 08/01/08                             15,544
   85,000  Gaylord Container, Corp., 144A (C)
           Senior Subordinate Note
            9.875%, 02/15/08                            37,400
   50,000  Graham Packaging Co., 144A (C)
           Senior Subordinate Note
            8.750%, 01/15/08                            47,500

                                                       100,444


           Machinery - 0.09%
   10,000  Grove Worldwide, 144A (C)
           Senior Subordinate Note
           9.250%, 05/01/08                              8,500

           Total Corporate Notes and Bonds           8,801,273

           ( Cost $9,887,440 )

  Shares
PREFERRED STOCK - 0.23%

           Media - 0.23%
      250  Primedia, Inc., Series H                     22,500

           Total Preferred Stock                        22,500

           ( Cost $24,850 )

                See accompanying Notes to Financial Statements.

  Par Value
CERTIFICATE OF DEPOSIT - 8.32%
$ 804,779  State Street Eurodollar
            4.750%, 11/02/98                       $   804,779

           Total Certificate of Deposit                804,779

           ( Cost $804,779 )

TOTAL INVESTMENTS - 99.50%                           9,628,552

( Cost $10,717,069** )
NET OTHER ASSETS AND LIABILITIES - 0.50%                48,702

TOTAL NET ASSETS 100.00%                            $9,677,254

-------------------------------
       **  Aggregate cost for Federal tax purposes was $10,718,409.
      PIK  Payment-In-Kind
      (B) Represents securities that remain zero coupon until predetermined date, at which the stated coupon rate becomes the effective rate.
      (C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.
      (D) Notes and bonds, issued by foreign entities, denominated in U.S. dollars. The aggregate of these securities are 7.40% of total net assets.
      (E) Securities purchased as part of a private placement which have not been registered with the Securities and Exchange Commission under the Securities act of 1933 and are considered illiquid. On October 31, 1998, the total market value of these investments was $46,500 or 0.01% of the total net assets.

           Security                  Par         Date Acquired      Cost Basis

   Versatel Telecom BV, 144A
   Senior Note, With Warrants
   13.250%, 05/15/08            $    25,000       05/21/98         $   25,000
   Versatel Telecom BV, 144A
   Senior Note, With Warrants
   13.250%, 05/15/08                 25,000       07/01/98             26,375



OTHER INFORMATION (UNAUDITED):
S&P Ratings:        % of Portfolio
BBB                         1.14%
BB                         16.09
B                          66.89
CCC                         6.17
NOTRATED                    9.71

                          100.00%

                See accompanying Notes to Financial Statements.


               GROWTH AND INCOME FUND - Portfolio of Investments

                                                        Value
   Shares                                             (Note 2)


COMMON STOCKS - 94.36%

           Technology - 16.30%
   14,400  Computer Associates International, Inc.   $ 567,000
   13,500  EMC Corp.*                                  869,062
   10,600  Harris Corp.                                371,662
    7,400  Hewlett-Packard Co.                         445,386
    4,600  International Business Machines Corp.       682,812
    7,300  Motorola, Inc.                              379,600
    6,600  Philips Electronics N.V.                    362,173
    7,700  Texas Instruments, Inc.                     492,317

                                                     4,170,012


           Finance - 12.72%
   11,700  Allstate Corp.                              503,831
   11,470  Banc One Corp.                              560,596
   10,692  BankAmerica Corp.                           614,122
    5,000  Bankers Trust Corp.                         314,063
   10,200  Citigroup, Inc.                             480,038
    6,500  Edwards (A.G.), Inc.                        224,656
    7,100  Everest Reinsurance Holdings, Inc.          244,506
    4,800  Morgan Stanley Dean Witter & Co.            310,800

                                                     3,252,612


           Consumer Staples - 8.44%
    6,700  General Mills, Inc.                         492,450
   10,800  Kimberly-Clark Corp.                        521,100
   12,400  Nabisco Holdings Corp., Class A             468,100
    6,000  Sara Lee Corp.                              358,125
   13,900  Tyson Foods, Inc., Class A                  319,700

                                                     2,159,475


           Drugs - 8.31%
   14,400  American Home Products Corp.                702,000
    5,500  Bristol-Myers Squibb Co.                    608,094
    6,900  Glaxo Wellcome PLC, ADR                     429,525
    7,300  Pharmacia & Upjohn, Inc.                    386,444

                                                     2,126,063


           Energy - 8.10%
    5,900  Amoco Corp.                                 331,138
    4,500  Exxon Corp.                                 320,625
    7,000  Schlumberger Ltd.                           367,500
    5,400  Texaco, Inc.                                320,288
    9,500  Unocal Corp.                                322,406
   12,500  USX-Marathon Group                          408,594

                                                     2,070,551


           Communication - 7.01%
    7,100  AirTouch Communications, Inc.*              397,600
    7,400  Ameritech Corp.                             399,138
    4,700  Bell Atlantic Corp.                         249,688

           Communication (continued)
    5,900  GTE Corp.                               $   346,256
    5,200  Sprint Corp.                                399,100

                                                     1,791,782


           Consumer Cyclical - 6.67%
    4,700  Cox Communications, Inc., Class A*          257,913
   11,000  Crown Cork & Seal Co., Inc.                 350,625
   18,000  MediaOne Group, Inc.*                       761,625
   11,000  Owens-Illinois, Inc.*                       336,188

                                                     1,706,351


           Durable Goods - 6.62%
    7,538  Dana Corp.                                  315,183
    4,100  General Motors Corp.                        258,556
    8,400  Rockwell International Corp.                344,925
    2,252  SPX Corp.*                                  122,593
    3,600  United Technologies, Inc.                   342,900
    6,852  Waste Management, Inc.                      309,197

                                                     1,693,354


           Retail - 6.14%
   10,300  CVS Corp.                                   470,581
   10,800  Sears Roebuck & Co.                         485,325
    8,900  Wal-Mart Stores, Inc.                       614,100

                                                     1,570,006


           Basic Materials - 3.96%
    4,900  Dow Chemical, Inc.                          458,763
    9,700  Dexter Corp.                                283,725
    5,200  Georgia Pacific Co.                         269,100

                                                     1,011,588


           Utility - 3.77%
    2,800  Duke Energy Corp.                           181,125
    8,400  Northern States Power Co.                   226,800
    7,000  PG & E Corp.                                213,063
   12,500  Williams Companies, Inc.                    342,969

                                                       963,957


           Health Services - 3.68%
    6,700  Aetna, Inc.                                 499,988
   15,800  Tenet Healthcare Corp.*                     441,413

                                                       941,401


           Transportation - 2.64%
    7,000  Burlington Northern Santa Fe Corp.          216,125
    2,200  Delta Air Lines, Inc.                       232,238
    6,900  Norfolk Southern Corp.                      227,269

                                                       675,632

           Total Common Stocks                      24,132,784
            ( Cost $24,092,593 )

                See accompanying Notes to Financial Statements.

  Par Value
CERTIFICATE OF DEPOSIT - 1.61%

$ 412,791  State Street Eurodollar
           4.750%, 11/02/98                        $   412,791

        Total Certificate of Deposit 412,791 ( Cost $412,791 )

  Shares
INVESTMENT COMPANY -  3.91%

1,000,000  State Street Prime Money Market
           5.48%                                     1,000,000

        Total Investment Company 1,000,000 ( Cost $1,000,000 )


TOTAL INVESTMENTS - 99.88%                          25,545,575

( Cost $25,505,384** )
NET OTHER ASSETS AND LIABILITIES - 0.12%                31,454

TOTAL NET ASSETS - 100.00%                         $25,577,029
------------------------------
        *  Non-income producing security.
       ** Aggregate cost for Federal tax purposes was $25,505,779. ADR American Depositary Receipt


                See accompanying Notes to Financial Statements.


              CAPITAL APPRECIATION FUND - Portfolio of Investments

                                                        Value
   Shares                                             (Note 2)

COMMON STOCKS - 96.22%

           Technology - 17.07%
    7,100  3Com Corp.*                           $     256,044
    7,500  Dallas Semiconductor Corp.                  277,500
   10,600  EMC Corp. *                                 682,375
    6,100  Gateway, Inc.                               340,456
   16,400  Interim Services, Inc.*                     348,500
    2,200  International Business Machines Corp.       326,563
    6,600  Micron Technology, Inc.*                    250,800
    9,500  Seagate Technology, Inc*                    250,563
    5,600  Texas Instruments, Inc.                     358,050
   18,600  Wang Laboratories, Inc.*                    397,575

                                                     3,488,426


           Finance - 12.83%
    8,300  Allstate Corp.                              357,419
    6,370  Banc One Corp.                              311,334
    3,300  Bankers Trust Corp.                         207,281
   10,800  Citigroup, Inc.                             508,275
    7,700  Edwards (A.G.), Inc.                        266,131
    7,200  Everest Reinsurance Holdings, Inc.          247,950
    3,700  Morgan Stanley Dean Witter & Co.            239,575
   14,300  Mutual Risk Management Ltd.                 483,519

                                                     2,621,484


           Retail - 12.20%
    7,500  Consolidated Stores Corp.*                  123,281
   13,800  Dayton Hudson Corp.                         584,775
   11,600  Rite Aid Corp.                              460,375
   13,400  Safeway, Inc.*                              640,688
    8,100  Tiffany & Co.                               261,731
   12,500  TJX Companies, Inc.                         236,719
    2,700  Wal-Mart Stores, Inc.                       186,300

                                                     2,493,869


           Consumer Cyclical - 9.48%
    8,200  Cox Communications, Inc., Class A*          449,975
   15,100  MediaOne Group, Inc.*                       638,919
   18,200  Owens-Illinois, Inc.*                       556,238
   27,100  Primedia, Inc.*                             293,019

                                                     1,938,151


           Drugs - 9.18%
    7,000  ALZA Corp.*                                 335,125
    2,400  Biogen, Inc.*                               166,800
    2,300  Bristol-Myers Squibb Co.                    254,294
    5,600  Centocor, Inc.*                             249,200
    4,200  Elan Corp., PLC, ADR*                       294,263
    3,900  Glaxo Wellcome PLC, ADR                     242,775
    6,300  Pharmacia & Upjohn, Inc.                    333,506

                                                     1,875,963


           Basic Materials - 6.31%
    2,500  Dow Chemical, Inc.                      $   234,063
    8,900  Pall Corp.                                  224,725
    7,100  Praxair, Inc.                               285,775
    7,600  Rohm & Haas Co.                             256,500
    9,300  Willamette Industries, Inc.                 288,300

                                                     1,289,363


           Energy - 5.27%
    5,000  Kerr-McGee Corp.                            199,375
    7,300  Unocal Corp.                                247,744
   11,300  USX-Marathon Group                          369,369
    9,600  Weatherford International, Inc.*            261,000

                                                     1,077,488


           Health Services - 5.01%
    6,100  Aetna, Inc.                                 455,213
   11,900  Columbia\ HCA Healthcare Corp.              249,900
    4,800  IMS Health, Inc.                            319,200

                                                     1,024,313


           Communication - 4.72%
   12,700  AirTouch Communications, Inc.*              711,200
    4,800  Telefonos de Mexico SA, Class L, ADR        253,500

                                                       964,700


           Consumer Staples - 4.61%
    8,400  Nabisco Holdings Corp., Class A             317,100
    4,700  Sara Lee Corp.                              280,531
   15,000  Tyson Foods, Inc., Class A                  345,000

                                                       942,631


           Durable Goods - 3.75%
    9,300  Raychem Corp.                               284,231
    5,000  Rockwell International Corp.                205,313
    6,110  Waste Management, Inc.                      275,714

                                                       765,258


           Transportation - 2.94%
    1,600  Delta Air Lines, Inc.                       168,900
    4,300  FDX Corp.*                                  226,012
    6,500  Midwest Express Holdings, Inc.*             205,563

                                                       600,475

           Utilities - 2.85%
    5,400  PG & E Corp.                                164,363
    6,000  Sonat, Inc.                                 181,875
    8,600  Williams Companies., Inc.                   235,963

                                                       582,201

           Total Common Stocks                      19,664,322

           ( Cost $19,282,305 )

                See accompanying Notes to Financial Statements.


     Par Value                                        Value
                                                     (Note 2)
CERTIFICATE OF DEPOSIT - 0.02%

$   3,227  State Street Eurodollar
           4.750%, 11/02/98                        $     3,227

           Total Certificate of Deposit                  3,227

           ( Cost $3,227 )

     Shares

INVESTMENT COMPANY - 2.45%

  500,000  State Street Prime Money Market
           5.48%                                       500,000

           Total Investment Company                    500,000

           ( Cost $500,000 )


TOTAL INVESTMENTS - 98.69%                          20,167,549

( Cost $19,785,532** )
NET OTHER ASSETS AND LIABILITIES - 1.31%               267,839

TOTAL NET ASSETS - 100.00%                         $20,435,388



-------------------------------
        *  Non-income producing security.
       ** Aggregate cost for Federal tax purposes was $ 19,787,320. ADR American Depositary Receipt


              INTERNATIONAL STOCK FUND - Portfolio of Investments

                                                        Value
   Shares                                             (Note 2)

COMMON STOCKS - 89.51%

           Argentina - 1.17%
    3,300  Telefonica de Argentina S.A., ADR       $   109,106
    4,400  YPF S.A., ADR                               127,325
   11,100  Quilmes Industrial SA, ADR                  101,981

                                                       338,412


           Austria - 0.22%
      736  Eybl International AG*                       17,054
      700  KTM Motorradholding AG*                      48,359

                                                        65,413


           Australia - 5.28%
  126,770  Boral, Ltd.                                 206,151
   63,196  Broken Hill Proprietary Co., Ltd.           537,553
   24,300  Cochlear, Ltd.                              123,199
   31,882  Commonwealth Bank of Australia              396,618
  547,916  M.I.M. Holdings, Ltd.                       267,301

                                                     1,530,822


           Belgium - 0.36%
    2,020  Compagnie Maritime Belge S.A.               103,984


           Brazil - 2.50%
   14,200  Banco Bradesco S.A., ADR                     80,947
    5,700  Comanhia Brasileira de Distribuicao
             Grupo Pao de Acucar, ADR                   91,913
    9,700  Companhia Cervejaria Brahma, ADR             93,363
    3,358  Companhia Enegetica de Minaas
               Gerais S.A., ADR                         65,309
   10,000  Companhia Paranaense de Energia-Copel, ADR   77,500
  162,800  Companhia Riograndense de Telecomunicacoes   47,766
1,230,000  Eletropaulo Metropolitana*                   41,450
   16,500  Souza Cruz S.A., ADR                        112,038
    1,500  Telecomunicacoes Brasileiras S.A., ADR      113,906

                                                       724,192


           Canada - 0.26%
    5,900  Club Monaco, Inc.*                           12,427
    3,300  Maple Leaf Foods, Inc.                       27,803
    2,100  Queensway Financial Holdings, Ltd.*          36,066

                                                        76,296


           China - 0.18%
  232,000  Shenzhen Expressway Co., Ltd.                52,421


           Chile - 0.70%
    6,700  Administradora de Fondos de Pensiones
              Provida, ADR                              95,056
    2,100  Banco BHIF, ADR                              23,100
    7,500  Quinenco S.A., ADR*                          54,375
    5,200  Santa Isabel S.A., ADR                       30,225

                                                       202,756

           Columbia - 0.15%
    5,900  Banco Ganadero S.A., ADR                $    42,406


           Czech Republic - 0.22%
    2,900  Czeske Energeticke Zavody *                  65,643


           Denmark - 0.11%
      400  Falck A/S                                    31,123


           Finland - 2.75%
    4,900  Amer Group, Ltd.*                            55,439
    2,560  Asko Oyj, Class A                            42,430
      305  Orion-YHTYMA Oy, Class B*                     7,261
    3,300  Rocla Oyj                                    28,166
    1,600  Sampo Insurance Co.,Ltd, Class A             49,861
    3,500  Santasalo-Jot Oyj                            29,873
   22,670  UPM-Kymmene Oyj                             542,226
      600  Vaisala Oy, Class A                          42,517

                                                       797,773


           France - 12.62%
    1,100  Carbone Lorraine*                            63,364
      429  C.E.A. Industries                            47,879
    1,100  Cie des Signaux S.A.*                        75,225
    9,946  CNP Assurances*                             338,206
      340  Compagnie Plastic Omnium S.A.*               32,193
    4,462  Dexia France                                657,830
    3,354  Eridania Beghin-Say S.A.                    603,759
    2,544  Groupe Danone                               672,728
   10,694  Michelin, Class B                           440,835
      900  Scor, ADR                                    51,525
    3,781  Suez Lyonnaise des Eaux                     677,220

                                                     3,660,764


           Germany - 6.22%
    4,790  BASF AG                                     202,101
   11,067  Bayer AG                                    445,900
    6,730  BHF-Bank AG                                 259,580
      600  Data Modul AG                                21,187
    2,040  Deutche Bank AG*                            131,817
    6,034  Deutsche Telekom AG                         163,170
      300  DIS Deutscher Industrie Service AG           14,684
      800  Hawesko Holdings AG*                         40,080
      400  Kamps AG*                                    18,106
      210  KSB AG Vorzug                                33,970
    7,500  Marseille-Kliniken AG*                      122,230
    6,430  Veba AG*                                    352,800

                                                     1,805,625


           Greece - 0.30%
    3,811  Hellenic Telecommunication
           Organization S.A.                            86,607


                See accompanying Notes to Financial Statements.

COMMON STOCKS (continued)

           Hong Kong - 1.89%
  132,000  CDL Hotels International, Ltd.          $    33,746
  154,000  Esprit Holdings, Ltd.                        57,166
   69,000  Giordano International, Ltd.                  8,285
    7,000  Guangshen Railway Co., Ltd.                  52,500
  185,310  Jardine Strategic Holdings, Ltd.            296,496
   75,000  Peregrine Investments Holdings, Ltd* (A)          0
   30,000  Shaw Brothers, Ltd.                          12,395
   49,000  Yue Yuen Industrial Holdings                 87,308

                                                       547,896


           India - 0.96%
   10,600  Larsen & Toubro, Ltd. GDR                    72,369
    4,400  Hindalco Industries Ltd. GDR                 51,590
    9,400  State Bank of India GDR, 144A(C)             75,200
    7,300  Mahanagar Tele Nigam GDR                     78,475

                                                       277,634


           Italy - 3.76%
    5,600  Banca Popolare di Brescia                   131,857
    1,154  Banca Popolare di Milano                      9,130
    2,700  Industrie Natuzzi SpA, ADR*                  49,106
    6,900  Interpump Group SpA*                         27,863
   18,300  Manuli Rubber Industries SpA                 55,647
   49,300  Premafin Finanziaria SpA*                    27,216
  157,050  Telecom Italia SpA                          791,309

                                                     1,092,128


           Ireland - 0.40%
    7,800  Adare Printing Group PLC                     73,833
   19,100  Anglo Irish Bank Corp. PLC                   41,612

                                                       115,445


           Israel - 0.72%
    3,700  ECI Telecommunications, Ltd.                122,563
    6,800  Supersol, Ltd., ADR*                         86,700

                                                       209,263


           Japan - 11.99%
    3,000  ADERANS Co., Ltd.                            84,942
   43,000  Eisai Co., Ltd.                             674,423
  109,000  Hitachi, Ltd.                               554,586
    1,000  Honma Golf Co., Ltd.*                         4,033
    1,000  Kawasumi Laboratories                        16,731
    3,000  Laox                                         18,816
  109,000  Mazda Motor Corp.*                          406,821
   13,000  Namco, Ltd.                                 286,100
       44  Nippon Telegraph & Telephone Corp.          344,299

           Japan (contined)
  148,000  Nippon Yusen Kabushiki Kaisha           $   490,159
    3,600  Paris Miki, Inc.*                            60,448
   98,460  Sekisui Chemical Co., Ltd.                  536,440

                                                     3,477,798


           Korea - 0.89%
    4,456  Samsung Electronics, GDR                    101,263
   15,300  SK Telecom Co., Ltd., ADR*                  157,781

                                                       259,044


           Malaysia - 0.08%
   31,000  Jaya Tiasa Holdings Berhad*                  23,576


           Mexico - 2.51%
   33,880  Cemex S.A. de C.V., CPO                      80,611
    1,800  Fomento Economico Mexicano, ADR              46,913
   15,200  Fomento Economico Mexicano,
             S.A. de C.V., Class B, ADR*                39,098
   66,000  Grupo Financiero Banamex Accival,
             S.A. de C.V., Class B*                     68,560
    3,300  Grupo Televisa SA, GDR*                      89,513
   10,800  Grupo Industrial Maseca S.A. de C.V., ADR   133,650
   32,100  Kimberly-Clark de Mexico, Class A            93,366
    3,200  Panamerican Beverage, Class A                64,800
    8,500  Pepsi-Gemex S.A., ADR                        55,250
    6,700  Tubos de Acero de Mexico S.A., ADR           56,950

                                                       728,711


           Norway - 0.27%
      730  Electric Farm ASA*                                0
   19,000  P4 Radio Hele Norge ASA*                     77,414

                                                        77,414


           Netherlands - 1.74%
   11,000  KLM-Konin Luchtvaart Mij N.V.*              332,058
    3,900  N.V. Holdingmaatschappij de Telegraaf        98,525
   11,700  Scala Business Solutions N.V.*               75,306

                                                       505,889


           New Zealand - 0.54%
  191,337  Carter Holt Harvey, Ltd.                    156,037


           Portugal - 2.69%
   21,732  Banco Pinto and Sotto Mayor                 416,440
        4  Banco Totta & Acores, S.A., Registered          111
    1,278  Brisa-Auto Estradas de Portugal,S.A.,
             Registered                                 59,419

                See accompanying Notes to Financial Statements.

COMMON STOCKS (continued)

           Portugal (continued)
    4,156  Brisa-Auto Estradas de Portugal,
             S.A., Private Placement*             $    201,300
    2,900  Companhia de Seguros Mundial
             Confianca, S.A.*                           78,510
      500  Portugal Telecom S.A., ADR                   23,625

                                                       779,405


           Phillipines - 0.22%
  466,000  Benpres Holdings Corp.*                      50,238
    5,600  Benpres Holdings Corp., ADR*                 12,074
      900  Benpres Holdings Corp., GDR*                  1,440

                                                        63,752


           Poland - 0.32%
    8,000  Bank Handlowly W. Warszawie, 144A (C)        91,600


           Peru - 0.35%
    2,700  Credicorp, Ltd.*                             18,225
    6,500  Telefonica del Peru S.A., ADR                84,500

                                                       102,725


           Russia - 0.03%
    4,200  A.O. Tatneft, ADR                             8,138


           South Africa - 1.47%
   17,600  ABSA Group, Ltd.                             95,900
   15,671  Barlow, Ltd.                                 74,191
   13,300  JD Group, Ltd.                               61,778
   12,900  Rembrandt Group, Ltd.                        85,962
    5,600  South African Breweries, Ltd.*              108,849

                                                       426,680


           Singapore - 3.72%
   75,959  Singapore Airlines, Ltd.,
              Foreign Registered                       466,722
  119,597  United Overseas Bank, Ltd.,
              Foreign Registered                       562,161
   43,000  Want Want Holdings, Ltd.*                    51,170

                                                     1,080,053


           Spain - 3.73%
    1,800  Banco Pastor, S.A.                           96,223
   42,575  Fuerzas Electricas de Cataluna,
              S.A., Class A                            429,196
   34,438  Iberdrola, S.A.                             556,201

                                                     1,081,620


           Sweden - 0.91%
    5,800  Caran AB, Class B                            44,607
    3,100  Elanders AB, Class B                         56,822
    4,700  Getinge Industrier AB, Class B               72,294
    3,900  IFS AB, Class B*                             36,993
    9,100  Monark Stiga AB                              43,158
    1,372  Ortivus AB, Class B*                          9,321

                                                       263,195

           Switzerland - 4.63%
      340  Edipresse, S.A.*                        $    92,814
      100  Eichhof Holding AG, Registered              113,620
      780  Gretag Imaging Group*                        70,784
       80  Liechtenstein Global Trust AG                99,336
       55  Moevenpick Holding AG                        24,185
      130  SAIA-Burgess Electronics AG*                 31,459
      993  The Swatch Group                            547,271
      934  Swisscom AG, Registered*                    316,295
      520  Swisslog Holdings AG, Registered             47,381

                                                     1,343,145


           Thailand - 0.12%
   43,000  Bangkok Expressway Public Co., Ltd.,
             Foreign Registered*                        33,937


           United Kingdom - 12.12%
   15,800  Ashtead Group PLC                            51,844
   71,490  Blue Circle Industries PLC                  390,161
  230,030  BTR PLC                                     402,422
    8,700  Carpetright PLC                              26,653
   29,269  Cookson Group PLC                            60,759
   20,400  Corporate Services Group PLC                 51,227
    3,100  Denison International PLC, ADR*              45,725
   12,100  Devro PLC                                    57,124
   24,700  Dialog Corp. PLC*                            64,610
   35,800  Enterprise Oil PLC*                         244,526
    1,947  Euromoney Publications PLC                   47,262
    5,100  Games Workshop Group PLC                     47,385
    5,200  Goode Durrant PLC*                           27,248
   43,215  Greenalls Group PLC                         235,125
   20,600  Hogg Robinson PLC                            76,905
    8,500  Hozelock Group PLC                           29,527
   31,864  Imperial Tobacco Group PLC                  328,063
   13,900  JBA Holdings PLC                             67,483
    2,400  Manganese Bronze Holdings PLC*                8,699
   15,100  Man (Ed&F) Group PLC*                        83,168
  126,720  Rolls-Royce PLC                             467,773
    9,088  Seton Healthcare Group PLC                  115,628
    5,700  Signet Group PLC, ADR*                       91,913
   78,542  Tomkins PLC                                 363,562
   11,926  United Biscuits Holdings PLC*                46,918
   19,700  Victrex PLC                                  46,831
    8,800  Westminster Health Care Holdings PLC         38,156

                                                     3,516,697


           Venezuela - 0.41%
    3,500  Compania Anonima Nacional Telefonos
             de Venezuela, ADR                          54,250
   16,000  Mavesa, S.A., ADR                            64,000

                                                       118,250

           Total Common Stocks                      25,964,269

           ( Cost $26,900,288 )

                See accompanying Notes to Financial Statements.

PREFERRED STOCKS - 1.62%

           Brazil - 0.85%
  180,000  Banco Itau S.A.                         $    87,519
  410,000  Companhia Cimento Portland Itau              54,992
  437,169  Telecomunicacoes de Sao Paulo S.A.*          73,295
  580,000  Telecomunicacoes de Sao Paulo
             Celular S.A., Class B                      28,686

                                                       244,492


           Germany - 0.77%
    2,900  Fielmann AG                                 129,535
    1,900  ProSbien Media AG                            94,616

                                                       224,151

           Total Preferred Stocks                      468,643

           ( Cost $488,695 )

  Par Value
CERTIFICATE OF DEPOSIT - 13.05%

$3,785,761 State Street Eurodollar
           4.750%, 11/02/98                        $ 3,785,761

           Total Certificate of Deposit              3,785,761

           ( Cost $3,785,761 )

TOTAL INVESTMENTS - 104.18%                         30,218,673

( Cost $31,174,744** )
NET OTHER ASSETS AND LIABILITIES - (4.18)%          1,212,905)

TOTAL NET ASSETS - 100.00%                         $29,005,768

----------------------------------
        *  Non-income producing security.
       **  Aggregate cost for Federal tax purposes was $31,201,088.
      (A)  As of January 8, 1998, security trading has been suspended.
      (C) Security sold within the terms of private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.
      ADR  American Depository Receipt
      GDR  Global Depository Receipt

As of October 31, 1998, the Fund had entered into the following forward foreign currency exchange contracts resulting in net unrealized appreciation of $18,592.

                                                                                     Net Unrealized
                                                                                      Appreciation
    Contracts to Deliver            In Exchange For         Settlement Date          (Depreciation)

   Japanese Yen 109,158,283      U.S. Dollars  946,325          12/02/98              $     (4,320)
   Singapore Dollars538,497      U.S.Dollars   311,000          03/19/99                    22,912

                                                                                      $     18,592


OTHER INFORMATION (UNAUDITED):

Industry Concentration as a Percentage of Net Assets:
                         % of Net Assets                         % of Net Assets
Finance                        17.66%        Basic Materials            4.44%
Certificate of Deposit         13.05         Chemicals & Drugs          4.11
Consumer Staples                8.82         Health                     4.04
Communication                   8.60         Metals & Mining            3.99
Transportation                  7.57         Agriculture                2.08
Energy                          7.01         Technology                 1.87
Building & Construction         6.21         Media                      1.73
Industrial                      5.92         Business Services          1.16
Consumer Cyclical               5.92         Net Other Assets
                                               and Liabilities        (4.18)

                                                                     100.00%

                See accompanying Notes to Financial Statements.

                      Statements of Assets and Liabilities

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Cash Reserves                  Bond
                                                                                           Fund                      Fund
------------------------------------------------------------------------------------------------------------------------------------

ASSETS:
   Investments (Note 2):
     Investments at cost                                                            $       5,236,491         $       6,815,769
     Net unrealized appreciation (depreciation)                                                    --                    62,246
                                                                                    -----------------         -----------------
       Total investments at value                                                           5,236,491                 6,878,015
   Cash                                                                                            --                        --
   Foreign currency (Cost $1,235,539)(Note 2)                                                      --                        --
Receivables:
   Investments sold                                                                                --                        --
   Fund shares sold                                                                                71                    35,329
   Dividends and interest                                                                          40                   103,141
   Dividend tax reclaim                                                                            --                        --
   Due from Adviser, net                                                                       12,794                    14,399
Net unrealized appreciation on forward currency contracts                                          --                        --
Deferred organization and offering costs                                                       39,060                    39,060
Prepaid insurance                                                                                 121                       121
                                                                                    -----------------         -----------------
       Total Assets                                                                         5,288,577                 7,070,065
                                                                                    -----------------         -----------------

Liabilities:
Payables:
   Investments purchased                                                                           --                        --
   Fund shares repurchased                                                                     12,000                     1,566
   Due to custodian                                                                               210                       205
   Administration and transfer agent fees                                                       7,673                     8,145
   Trustees' fees                                                                                 171                       221
   Distribution fees - Class B                                                                    568                     1,324
   Shareholder servicing fees                                                                      --                     1,423
Accrued expenses and other payables                                                            34,874                    34,884
                                                                                    -----------------         -----------------
       Total Liabilities                                                                       55,496                    47,768
                                                                                    -----------------         -----------------
Net Assets                                                                          $       5,233,081         $       7,022,297
                                                                                    =================         =================

Net Assets consist of
   Paid-in capital                                                                  $       5,209,323         $       6,926,107
   Accumulated undistributed (distribution in excess of) net investment income                 23,338                    23,446
   Accumulated net realized gain (loss) on investments sold,
     foreign currency related transactions and futures contracts                                  420                    10,498
   Net unrealized appreciation (depreciation) of investments (including appreciation of foreign currency related transactions of $31,501 in
     the International Stock Fund)                                                                 --                    62,246
                                                                                    -----------------         -----------------
Total Net Assets                                                                    $       5,233,081         $       7,022,297
                                                                                    =================         =================

Class A Shares:
   Net Assets                                                                       $       4,338,718         $       4,797,089
   Shares of beneficial interest outstanding                                                4,338,098                   472,995
   Net Asset Value and redemption price per share                                   $            1.00         $           10.14
   Sales charge of offering price*                                                               0.06                      0.46
                                                                                    -----------------         -----------------
   Maximum offering price per share                                                 $            1.06         $           10.60
                                                                                    =================         =================

Class B Shares:
   Net Assets                                                                       $         894,363         $       2,225,208
   Shares of beneficial interest outstanding                                                  894,343                   219,351
   Net Asset Value and offering price per share**                                   $            1.00         $           10.14
                                                                                    =================         =================

------------------------------------------------------------------------------------------------------------------------------------

  * Sales charge of offering price is 5.3% for the Cash Reserves Fund, 4.3% for the Bond Fund, 5.3% for the Balanced Fund, 4.3% for the High Income Fund and 5.3% for the Growth and Income Fund, Capital Appreciation Fund and International Stock Fund.
 ** Redemption price per share is equal to the Net Asset Value per share less any applicable deferred sales charge.

                See accompanying Notes to Financial Statements.


------------------------------------------------------------------------------------------------------------------------------------
        Balanced                 High Income           Growth and Income          Capital Appreciation      International Stock
          Fund                       Fund                     Fund                        Fund                     Fund
------------------------------------------------------------------------------------------------------------------------------------




  $       22,189,804         $      10,717,069         $       25,505,384        $       19,785,532         $      31,174,744
             407,556                (1,088,517)                    40,191                   382,017                  (956,071)
  ------------------        ------------------         ------------------        ------------------         -----------------
          22,597,360                 9,628,552                 25,545,575                20,167,549                30,218,673
                  --                        --                         36                        --                    13,673
                  --                        --                         --                        --                 1,238,210

             112,843                    33,090                     15,010                   129,780                   277,565
             280,312                    91,342                    326,435                   131,324                    13,731
             131,966                   210,259                     21,345                    11,368                    52,186
                  --                        --                         --                        --                     7,890
               7,017                    11,795                      4,345                     5,508                        67
                  --                        --                         --                        --                    18,592
              39,060                    39,060                     39,060                    39,060                    39,060
                 121                       203                        121                       121                       813
  ------------------        ------------------         ------------------        ------------------         -----------------
          23,168,679                10,014,301                 25,951,927                20,484,710                31,880,460
  ------------------        ------------------         ------------------        ------------------         -----------------


                  --                   281,262                    314,670                        --                 2,809,373
               2,150                        --                      4,782                     1,456                       504
                 133                       875                         --                        75                        --
               9,244                     9,850                      9,892                     8,849                    12,076
                 479                       306                        757                       470                       763
               4,233                     2,208                      8,204                     3,994                       789
               3,090                     1,975                      4,882                     3,028                     4,917
              39,503                    40,571                     31,711                    31,450                    46,270
  ------------------        ------------------         ------------------        ------------------         -----------------
              58,832                   337,047                    374,898                    49,322                 2,874,692
  ------------------        ------------------         ------------------        ------------------         -----------------
  $       23,109,847         $       9,677,254         $       25,577,029        $       20,435,388         $      29,005,768
  ==================        ==================         ==================        ==================         =================

  $       22,676,985         $      10,808,901         $       25,519,363        $       25,045,308         $      28,401,933
              22,711                    23,986                     19,303                    10,070                   321,481

               2,595                   (67,116)                    (1,828)                   (2,007)                1,206,924

             407,556                (1,088,517)                    40,191                   382,017                  (924,570)
  ------------------        ------------------         ------------------        ------------------         -----------------
  $       23,109,847         $       9,677,254         $       25,577,029        $       20,435,388         $      29,005,768
  ==================        ==================         ==================        ==================         =================

  $       15,670,183         $       6,044,667         $       11,169,102        $       13,410,216         $      27,656,348
           1,467,763                   682,660                  1,026,186                 1,214,721                 2,674,063
  $            10.68         $            8.85         $            10.88        $            11.04         $           10.34
                0.60                      0.40                       0.61                      0.62                      0.58
  ------------------        ------------------         ------------------        ------------------         -----------------
  $            11.28         $            9.25         $            11.49        $            11.66         $           10.92
  ==================        ==================         ==================        ==================         =================

  $        7,439,664         $       3,632,587         $       14,407,927        $        7,025,172         $       1,349,420
             696,605                   410,272                  1,324,848                   639,902                   131,268
  $            10.68         $            8.85         $            10.88        $            10.98         $           10.28
  ==================        ==================         ==================        ==================         =================



                            Statements of Operations
------------------------------------------------------------------------------------------------------------------------------------
                                                                                    Cash Reserves                  Bond
                                                                                       Fund(1)                    Fund(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                For the Period Ended       For the Period Ended
                                                                                  October 31, 1998           October 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

 INVESTMENT INCOME:
   Dividends                                                                        $              --         $              --
   Interest                                                                                   188,747                   221,039
     Less: Foreign taxes withheld                                                                  --                        --
                                                                                    -----------------         -----------------
     Total investment income                                                                  188,747                   221,039
                                                                                    -----------------         -----------------

 EXPENSES:
   Management fees (Note 3)                                                                    13,907                    18,516
   Administration and transfer agent fees (Note 3)                                             75,502                    77,720
   Registration expenses                                                                       28,218                    27,178
   Custodian fees                                                                               4,301                     2,088
   Professional fees                                                                           11,248                    11,373
   Reports to shareholder expense                                                               1,023                     1,216
   Trustees' fees (Note 3)                                                                      1,033                     1,084
   Distribution fees -  Class B (Note 3)                                                        1,858                     4,966
   Shareholder servicing fees - Class A (Note 3)                                                   --                     7,603
   Shareholder servicing fees - Class B (Note 3)                                                   --                     1,655
   Amortization of organization and offering costs (Note 2)                                    28,717                    28,717
   Other expenses                                                                               1,455                     1,644
                                                                                    -----------------         -----------------
     Total expenses before reimbursement                                                      167,262                   183,760
     Less reimbursement (Note 3)                                                             (146,288)                 (145,479)
     Less Management fee waiver (Note 3)                                                           --                   (11,294)
                                                                                    -----------------         -----------------
     Total expenses net of reimbursement/waiver                                                20,974                    26,987
                                                                                    -----------------         -----------------
 net investment income (loss)                                                                 167,773                   194,052
                                                                                    -----------------         -----------------

 net realized and unrealized gain (loss) on investments (Note 2):
   Net realized gain (loss) on investments (including a net realized gain on
     foreign currency transactions of $92,467 in the International Stock Fund)                    420                    10,498
   Net realized gain (loss) on futures contracts                                                   --                        --
   Net change in unrealized appreciation (depreciation) on investments
     (including a net unrealized appreciation on foreign currency related
     transactions of $31,501 in the International Stock Fund)                                      --                    62,246
                                                                                    -----------------         -----------------

   NET realized and unrealized GAIN (LOSS) ONINVESTMENTS                                           420                   72,744
                                                                                    -----------------         -----------------

 NET INCREASE (DECREASE)IN NET ASSETS FROM OPERATIONS                                $         168,193        $         266,796
                                                                                    ==================        =================

------------------------------------------------------------------------------------------------------------------------------------

(1) Funds commenced operations on December 29, 1997.

                See accompanying Notes to Financial Statements.


------------------------------------------------------------------------------------------------------------------------------------
          Balanced              High Income            Growth and Income        Capital Appreciation       International Stock
           Fund(1)                 Fund(1)                   Fund(1)                   Fund(1)                   Fund(1)
------------------------------------------------------------------------------------------------------------------------------------
    For the Period Ended    For the Period Ended      For the Period Ended      For the Period Ended      For the Period Ended
      October 31, 1998        October 31, 1998          October 31, 1998          October 31, 1998          October 31, 1998
------------------------------------------------------------------------------------------------------------------------------------


  $           42,716         $           1,418         $          156,852        $           61,570         $         458,903
             200,044                   530,054                     44,058                    33,622                   123,750
                  --                        --                         --                        --                   (50,892)
  ------------------         -----------------         ------------------        ------------------         -----------------
             242,760                   531,472                    200,910                    95,192                   531,761
  ------------------         -----------------         ------------------        ------------------         -----------------


              43,515                    34,493                     60,851                    54,599                   203,368
              83,366                    89,844                     86,233                    81,355                   114,723
              28,188                    28,557                     29,347                    28,047                    28,642
               8,025                     4,855                     10,141                     7,887                    69,130
              12,530                    12,512                     14,296                    12,821                    18,988
               2,344                     1,868                      3,824                     2,475                     5,624
               1,798                     1,844                      2,852                     1,951                     6,157
              17,148                    11,472                     38,574                    18,777                     3,781
              11,020                    11,855                     14,802                    11,940                    47,161
               5,716                     3,823                     12,859                     6,260                     1,260
              28,717                    28,717                     28,717                    28,717                    28,717
               2,385                     2,637                      3,203                     2,635                     9,861
  ------------------         -----------------         ------------------        ------------------         -----------------
             244,752                   232,477                    305,699                   257,464                   537,412
            (153,963)                 (158,311)                  (156,486)                 (151,327)                 (223,725)
                  --                        --                         --                        --                        --
  ------------------         -----------------         ------------------        ------------------         -----------------
              90,789                    74,166                    149,213                   106,137                   313,687
  ------------------         -----------------         ------------------        ------------------         -----------------
             151,971                   457,306                     51,697                   (10,945)                  218,074
  ------------------         -----------------         ------------------        ------------------         -----------------



              11,081                   (67,321)                   (40,804)                  (46,187)                1,306,953
              (8,486)                       --                     38,976                    44,180                        --

             407,556                (1,088,517)                    40,191                   382,017                  (924,570)
  ------------------         -----------------         ------------------        ------------------         -----------------

             410,151                (1,155,838)                    38,363                   380,010                   382,383
  ------------------         -----------------         ------------------        ------------------         -----------------

  $          562,122         $        (698,532)        $           90,060        $          369,065         $         600,457
  ==================         =================         ==================        ==================         =================


                      Statements of Changes in Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Cash Reserves                           Bond
                                                                              Fund(1)                             Fund(1)
------------------------------------------------------------------------------------------------------------------------------------
                                                                        For the Period Ended               For the Period Ended
                                                                          October 31, 1998                   October 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

NET ASSETS at beginning of period                                          $      50,000                      $         50,000
                                                                       -----------------                      ----------------
Increase in net assets from operations:
   Net investment income                                                         167,773                               194,052
   Net realized gain (loss)                                                          420                                10,498
   Net change in unrealized appreciation (depreciation)                               --                                62,246
                                                                       -----------------                      ----------------
   Net increase (decrease) in net assets from operations                         168,193                               266,796
                                                                       -----------------                      ----------------

Distributions to shareholders from:
   Net investment income
     Class A                                                                    (157,807)                             (163,646)
     Class B                                                                      (9,966)                              (30,406)
   Distributions in excess of net investment income
     Class A                                                                          --                                    --
     Class B                                                                          --                                    --
                                                                        -----------------                     ----------------
     Total distributions                                                        (167,773)                             (194,052)
                                                                        -----------------                     ----------------

Capital Stock transactions:
   Class A Shares
     Shares sold                                                               5,496,824                             4,702,204
     Issued to shareholders in reinvestment of distributions                     157,329                               163,461
     Shares redeemed                                                          (1,364,778)                             (174,114)
                                                                        -----------------                     ----------------
     Net increase from capital stock transactions                              4,289,375                             4,691,551
                                                                        -----------------                     ----------------
   Class B Shares
     Shares sold                                                               1,315,996                             2,223,002
     Issued to shareholders in reinvestment of distributions                       9,489                                28,634
     Shares redeemed                                                            (432,199)                              (43,634)
                                                                        -----------------                     ----------------
     Net increase from capital stock transactions                                893,286                             2,208,002
                                                                        -----------------                     ----------------
Total increase in net assets                                                   5,183,081                             6,972,297
                                                                        -----------------                     ----------------

NETASSETS at end of period (including line A)                              $   5,233,081                      $      7,022,297
                                                                        =================                     ================

(A) Undistributed (distribution in excess of) net investment income          $    23,338                      $         23,446
                                                                        =================                     ================

OTHER INFORMATION:
Capital Share transactions:
   Class A Shares
     Shares sold                                                               5,496,384                               469,093
     Issued to shareholders in reinvestment of distributions                     157,376                                16,269
     Shares redeemed                                                          (1,364,662)                              (17,267)
                                                                       -----------------                      ----------------
     Net increase in shares outstanding                                        4,289,098                               468,095
                                                                       -----------------                      ----------------
   Class B Shares
     Shares sold                                                               1,314,093                               220,718
     Issued to shareholders in reinvestment of distributions                       9,643                                 2,834
     Shares redeemed                                                            (430,393)                               (4,301)
                                                                       -----------------                      ----------------
     Net increase in shares outstanding                                          893,343                               219,251
                                                                       -----------------                      ----------------

------------------------------------------------------------------------------------------------------------------------------------

(1)  Funds commenced operations on December 29, 1997.
(2)  Represents less than 1/2 of a share.

                See accompanying Notes to Financial Statements.


------------------------------------------------------------------------------------------------------------------------------------
          Balanced              High Income          Growth and Income     Capital Appreciation      International Stock
           Fund(1)                 Fund(1)                 Fund(1)                Fund(1)                  Fund(1)
------------------------------------------------------------------------------------------------------------------------------------
    For the Period Ended    For the Period Ended    For the Period Ended   For the Period Ended     For the Period Ended
      October 31, 1998        October 31, 1998        October 31, 1998       October 31, 1998         October 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

     $          50,000       $          50,000       $           50,000      $           50,000      $           50,000


               151,971                 457,306                   51,697                 (10,945)                218,074
                 2,595                 (67,321)                  (1,828)                 (2,007)              1,306,953
               407,556              (1,088,517)                  40,191                 382,017                (924,570)

               562,122                (698,532)                  90,060                 369,065                 600,457



              (114,070)               (352,444)                 (48,609)                     --                 (19,999)
               (37,901)               (104,862)                  (3,088)                     --                      (1)

                  (590)                     --                   (3,054)                 (2,999)                     --
                  (306)                     --                   (2,653)                     (1)                     --

              (152,867)               (457,306)                 (57,404)                 (3,000)                (20,000)



            15,586,877               6,528,079               11,287,655              13,061,416              26,957,663
               114,515                 350,011                   51,706                   2,999                  19,999
              (458,280)               (149,760)                (439,612)               (198,712)                (66,752)

            15,243,112               6,728,330               10,899,749              12,865,703              26,910,910


             7,559,659               4,060,617               15,004,465               7,326,656               1,487,111
                37,560                  92,006                    5,698                       1                       1
              (189,739)                (97,861)                (415,539)               (173,037)                (22,711)

             7,407,480               4,054,762               14,594,624               7,153,620               1,464,401

            23,059,847               9,627,254               25,527,029              20,385,388              28,955,768


     $      23,109,847       $       9,677,254       $       25,577,029      $       20,435,388      $       29,005,768



     $          22,711       $          23,986       $           19,303      $           10,070      $          321,481






             1,494,109                 657,540                1,057,206               1,227,548               2,672,922
                10,884                  36,216                    4,825                     293                   1,949
               (42,130)                (15,996)                 (40,745)                (18,020)                 (5,708)

             1,462,863                 677,760                1,021,286               1,209,821               2,669,163


               710,854                 410,828                1,363,973                 656,474                 133,396
                 3,588                   9,755                      557                     --(2)                   --(2)
               (17,937)                (10,411)                 (39,782)                (16,672)                 (2,228)

               696,505                 410,172                1,324,748                 639,802                 131,168


          Financial Highlights for a Share Outstanding during the period ended October 31, 1998
                                                                                                       Cash Reserves Fund
                                                                                                --------------------------------
                                                                                                 Class A                 Class B
                                                                                               ----------              ----------
                                                                                                 Period                  Period
                                                                                                  Ended                   Ended
                                                                                               10/31/98(a)            10/31/98(a)
                                                                                             ------------            ------------

Net Asset Value, Beginning of Period                                                           $       1.00          $       1.00
   Income from Investment Operations:
     Net investment income                                                                             0.04                  0.03
                                                                                                  ---------             ---------
       Total from investment operations                                                                0.04                  0.03
                                                                                                  ---------             ---------

   Less Distributions:
     Distributions from net investment income                                                         (0.04)                (0.03)
                                                                                                   ---------             ---------
       Total distributions                                                                            (0.04)                (0.03)
                                                                                                   ---------             ---------
Net increase in net asset value                                                                         --                    --
                                                                                                   ---------             ---------
Net Asset Value, End of Period                                                                  $      1.00          $       1.00
                                                                                                   =========             =========

Total Return2+                                                                                         4.21%                 3.50%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                                                              $   4,339              $    894
Ratios of expenses to average net assets:
   Before reimbursement of expenses  by Adviser1                                                       4.76%                 5.51%
   After reimbursement of expenses by Adviser1                                                         0.55%                 1.30%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Adviser1                                                        0.67%                (0.08)%
   After reimbursement of expenses by Adviser1                                                         4.88%                 4.13%

------------------------------------------------------------------------------------------------------------------------------------

1      Annualized.
2      Not annualized.
+      Total return without applicable sales charge.
(a)    Cash  Reserves  Fund  Class A and  Cash  Reserves  Fund  Class B  commenced investment operations on December 29, 1997.

                See accompanying Notes to Financial Statements.


     Financial Highlights for a Share Outstanding during the period ended October 31, 1998
                                                                                                          Bond Fund
                                                                                              --------------------------------
                                                                                                   Class A               Class B
                                                                                                ----------            ----------
                                                                                                   Period               Period
                                                                                                    Ended                Ended
                                                                                                 10/31/98(a)          10/31/98(a)
                                                                                               ------------          ------------

Net Asset Value, Beginning of Period                                                           $      10.00          $      10.00
   Income from Investment Operations:
     Net investment income                                                                             0.45                  0.39
     Net realized and unrealized gain on investments                                                   0.14                  0.14
                                                                                                  ---------             ---------
       Total from investment operations                                                                0.59                  0.53
                                                                                                  ---------             ---------

   Less Distributions:
     Distributions from net investment income                                                         (0.45)                (0.39)
                                                                                                  ---------             ---------
       Total distributions                                                                            (0.45)                (0.39)
                                                                                                  ---------             ---------
Net increase in net asset value                                                                        0.14                  0.14
                                                                                                  ---------             ---------
Net Asset Value, End of Period                                                                 $      10.14          $      10.14
                                                                                                  =========             =========

Total Return2+                                                                                         6.08%                 5.36%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                                                           $      4,797             $   2,225
Ratios of expenses to average net assets:
   Before reimbursement of expenses  by Adviser1                                                       4.83%                 5.58%
   After reimbursement of expenses by Adviser1                                                         0.60%                 1.35%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Adviser1                                                        1.14%                 0.39%
   After reimbursement of expenses by Adviser1                                                         5.37%                 4.62%
Portfolio Turnover                                                                                       95%                   95%

------------------------------------------------------------------------------------------------------------------------------------
1      Annualized.
2      Not annualized.
+      Total return without applicable sales charge.
(a)    Bond Fund Class A and Bond Fund Class B commenced  investment  operations on December 29, 1997.

     Financial Highlights for a Share Outstanding during the period ended October 31, 1998

                                                                                                        Balanced Fund
                                                                                              --------------------------------
                                                                                                 Class A               Class B
                                                                                              ----------            ----------
                                                                                                 Period               Period
                                                                                                  Ended                Ended
                                                                                               10/31/98(a)          10/31/98(a)
                                                                                             ------------          ------------

Net Asset Value, Beginning of Period                                                           $      10.00          $      10.00
   Income from Investment Operations:
     Net investment income                                                                             0.21                  0.14
     Net realized and unrealized gain on investments                                                   0.68                  0.68
                                                                                                  ---------             ---------
       Total from investment operations                                                                0.89                  0.82
                                                                                                  ---------             ---------

   Less Distributions:
     Distributions from net investment income                                                         (0.21)                (0.14)
                                                                                                  ---------             ---------
       Total distributions                                                                            (0.21)                (0.14)
                                                                                                  ---------             ---------
Net increase in net asset value                                                                        0.68                  0.68
                                                                                                  ---------             ---------
Net Asset Value, End of Period                                                                 $      10.68          $      10.68
                                                                                                  =========             =========

Total Return2+                                                                                         8.92%                 8.24%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                                                              $  15,670             $   7,440
Ratios of expenses to average net assets:
   Before reimbursement of expenses  by Adviser1                                                       3.40%                 4.15%
   After reimbursement of expenses by Adviser1                                                         1.10%                 1.85%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Adviser1                                                        0.23%                (0.52)%
   After reimbursement of expenses by Adviser1                                                         2.53%                 1.78%
Portfolio Turnover                                                                                       60%                   60%

------------------------------------------------------------------------------------------------------------------------------------
1      Annualized.
2      Not annualized.
+      Total return without applicable sales charge.
(a)    Balanced  Fund  Class A and  Balanced  Fund  Class B  commenced  investment operations on December 29, 1997.

                See accompanying Notes to Financial Statements.

     Financial Highlights for a Share Outstanding during the period ended October 31, 1998

                                                                                                      High Income Fund
                                                                                              --------------------------------
                                                                                                   Class A               Class B
                                                                                                ----------            ----------
                                                                                                   Period               Period
                                                                                                   Ended                Ended
                                                                                                10/31/98(a)          10/31/98(a)
                                                                                               ------------          ------------

Net Asset Value, Beginning of Period                                                           $      10.00          $      10.00
   Income from Investment Operations:
     Net investment income                                                                             0.61                  0.55
     Net realized and unrealized (loss) on investments                                                (1.15)                (1.15)
                                                                                                  ---------             ---------
       Total from investment operations                                                               (0.54)                (0.60)
                                                                                                  ---------             ---------

   Less Distributions:
     Distributions from net investment income                                                         (0.61)                (0.55)
                                                                                                  ---------             ---------
       Total distributions                                                                            (0.61)                (0.55)
                                                                                                  ---------             ---------
Net decrease in net asset value                                                                       (1.15)                (1.15)
                                                                                                  ---------             ---------
Net Asset Value, End of Period                                                                 $       8.85          $       8.85
                                                                                                  =========             =========

Total Return2+                                                                                        (5.78)%               (6.39)%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                                                              $   6,045             $   3,632
Ratios of expenses to average net assets:
   Before reimbursement of expenses  by Adviser1                                                       3.52%                 4.27%
   After reimbursement of expenses by Adviser1                                                         1.00%                 1.75%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Adviser1                                                        4.95%                 4.20%
   After reimbursement of expenses by Adviser1                                                         7.47%                 6.72%
Portfolio Turnover                                                                                       56%                   56%

------------------------------------------------------------------------------------------------------------------------------------
1      Annualized.
2      Not annualized.
+      Total return without applicable sales charge.
(a)    High Income  Fund Class A and High Income Fund Class B commenced  investment operations on December 29, 1997.

                See accompanying Notes to Financial Statements.

     Financial Highlights for a Share Outstanding during the period ended October 31, 1998

                                                                                                      Growth and Income Fund
                                                                                                --------------------------------
                                                                                                   Class A               Class B
                                                                                                ----------            ----------
                                                                                                   Period               Period
                                                                                                    Ended                Ended
                                                                                                 10/31/98(a)          10/31/98(a)
                                                                                               ------------          ------------

Net Asset Value, Beginning of Period                                                           $      10.00          $      10.00
   Income from Investment Operations:
     Net investment income                                                                             0.07                  0.01
     Net realized and unrealized gain on investments                                                   0.89                  0.89
                                                                                                  ---------             ---------
       Total from investment operations                                                                0.96                  0.90
                                                                                                  ---------             ---------

   Less Distributions:
     Distributions from net investment income                                                         (0.07)                (0.01)
     Distributions in excess of net investment income                                                 (0.01)                (0.01)
                                                                                                  ---------             ---------
       Total distributions                                                                            (0.08)                (0.02)
                                                                                                  ---------             ---------
Net increase in net asset value                                                                        0.88                  0.88
                                                                                                  ---------             ---------
Net Asset Value, End of Period                                                                 $      10.88          $      10.88
                                                                                                  =========             =========

Total Return2+                                                                                         9.57%                 8.97%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                                                              $  11,169             $  14,408
Ratios of expenses to average net assets:
   Before reimbursement of expenses  by Adviser1                                                       2.41%                 3.16%
   After reimbursement of expenses by Adviser1                                                         1.00%                 1.75%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Adviser1                                                       (0.60)%               (1.35)%
   After reimbursement of expenses by Adviser1                                                         0.81%                 0.06%
Portfolio Turnover                                                                                        5%                    5%

------------------------------------------------------------------------------------------------------------------------------------
1      Annualized.
2      Not annualized.
+      Total return without applicable sales charge.
(a)    Growth and Income  Fund Class A and Growth and Income Fund Class B commenced investment operations on December 29, 1997.

                See accompanying Notes to Financial Statements.

     Financial Highlights for a Share Outstanding during the period ended October 31, 1998

                                                                                                  Capital Appreciation Fund
                                                                                              --------------------------------
                                                                                                 Class A               Class B
                                                                                              ----------            ----------
                                                                                                 Period               Period
                                                                                                  Ended                Ended
                                                                                               10/31/98(a)          10/31/98(a)
                                                                                             ------------          ------------

Net Asset Value, Beginning of Period                                                           $      10.00          $      10.00
   Income from Investment Operations:
     Net investment income (loss)                                                                      0.01                 (0.02)
     Net realized and unrealized gain on investments                                                   1.04                  1.01
                                                                                                  ---------             ---------
       Total from investment operations                                                                1.05                  0.99
                                                                                                  ---------             ---------

   Less Distributions:
     Distributions in excess of net investment income                                                 (0.01)                (0.01)
                                                                                                  ---------             ---------
       Total distributions                                                                            (0.01)                (0.01)
                                                                                                  ---------             ---------
Net increase in net asset value                                                                        1.04                  0.98
                                                                                                  ---------             ---------
Net Asset Value, End of Period                                                                 $      11.04          $      10.98
                                                                                                  =========             =========

Total Return2+                                                                                        10.51%                 9.91%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                                                              $  13,410             $   7,025
Ratios of expenses to average net assets:
   Before reimbursement of expenses  by Adviser1                                                       3.28%                 4.03%
   After reimbursement of expenses by Adviser1                                                         1.20%                 1.95%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Adviser1                                                       (1.97)%               (2.72)%
   After reimbursement of expenses by Adviser1                                                         0.11%                (0.64)%
Portfolio Turnover                                                                                       10%                   10%

------------------------------------------------------------------------------------------------------------------------------------

1      Annualized.
2      Not annualized.
+      Total return without applicable sales charge.
(a)    Capital Appreciation Fund Class A and Capital Appreciation Fund Class B commenced investment operations on December 29, 1997.

                See accompanying Notes to Financial Statements.

     Financial Highlights for a Share Outstanding during the period ended October 31, 1998

                                                                                                   International Stock Fund
                                                                                              --------------------------------
                                                                                                 Class A               Class B
                                                                                              ----------            ----------
                                                                                                 Period               Period
                                                                                                  Ended                Ended
                                                                                               10/31/98(a)          10/31/98(a)
                                                                                             ------------          ------------

Net Asset Value, Beginning of Period                                                           $      10.00          $      10.00
   Income from Investment Operations:
     Net investment income                                                                             0.08                  0.03
     Net realized and unrealized gain on investments                                                   0.27                  0.26
                                                                                                  ---------             ---------
       Total from investment operations                                                                0.35                  0.29
                                                                                                  ---------             ---------

   Less Distributions:
     Distributions from net investment income                                                         (0.01)                (0.01)
                                                                                                  ---------             ---------
       Total distributions                                                                            (0.01)                (0.01)
                                                                                                  ---------             ---------
Net increase in net asset value                                                                        0.34                  0.28
                                                                                                  ---------             ---------
Net Asset Value, End of Period                                                                 $      10.34          $      10.28
                                                                                                  =========             =========

Total Return2+                                                                                         3.60%                 2.90%

Ratios/Supplemental Data:
Net Assets, End of Period (in 000's)                                                              $  27,656             $   1,350
Ratios of expenses to average net assets:
   Before reimbursement of expenses  by Adviser1                                                       2.76%                 3.51%
   After reimbursement of expenses by Adviser1                                                         1.60%                 2.35%
Ratios of net investment income to average net assets:
   Before reimbursement of expenses by Adviser1                                                       (0.01)%               (0.76)%
   After reimbursement of expenses by Adviser1                                                         1.15%                 0.40%
Portfolio Turnover                                                                                       60%                   60%

------------------------------------------------------------------------------------------------------------------------------------

1      Annualized.
2      Not annualized.
+      Total return without applicable sales charge.
(a)    International Stock Fund Class A and International Stock Fund Fund Class B commenced investment operations on
       December 29, 1997.

                See accompanying Notes to Financial Statements.

                         Notes to Financial Statements

1. Organization
MEMBERS Mutual Funds, a Delaware Business Trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end, management investment company. As of the date of this report, the Trust offers seven Funds (individually, a "Fund," collectively, the "Funds") each with two classes of shares: Class A and Class B. Each class of shares represents an interest in the assets of the respective Fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fees and its proportional share of fund level expenses, is subject to its own sales charges, if any, and has exclusive voting rights on matters pertaining to the Rule 12b-1 plan as it relates to that class. The accompanying financial statements include the Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund and International Stock Fund, each commencing operations on December 29, 1997.

The only transactions of the Funds prior to commencement of operations were the sale of 49,000 Class A shares and 1,000 Class B shares of Cash Reserves Fund at $1 per share and the sale of 4,900 Class A shares and 100 Class B shares of Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund and International Stock Fund at $10 per share on November 10, 1997.

2. Significant Accounting Policies
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements

     Portfolio Valuation: Investments in securities which are traded on a recognized stock exchange or for which price quotations are available will normally be valued on the basis of market quotations furnished by a pricing service which has been approved by The Board of Trustees. Short-term obligations that mature in sixty days or less are valued at amortized cost, which constitutes fair value. All other securities and other assets are appraised at their fair values as determined in good faith by and under the general supervision of The Board of Trustees.

     Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date.

     Federal Income Taxes: It is each Fund's intention to qualify as a regulated investment company for federal income tax purposes by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for federal income taxes are required in the accompanying financial statements.

     Classes: Class-specific expenses are borne by that class. Income, non-class specific expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

     Expenses: Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Fund are prorated to the Funds on the basis of relative net assets.

     Organization and Offering Costs: Each Fund bears all costs in connection with its organization, including registration and notification fees and expenses with respect to the sale of their shares under federal and state securities regulation. These organization and offering costs are being amortized on a straight-line basis over five years and one year, respectively. In the event any of the initial shares of a Fund are redeemed by any holder thereof during the amortization period, the proceeds of such redemptions will be reduced by an amount equal to the pro-rata portion of unamortized deferred organizational expenses in the same proportion as the number of shares being redeemed bears to the number of initial shares of such Fund outstanding at the time of such redemption. To the extent that proceeds of the redemptions are less than such pro-rata portion of any unamortized organizational expenses, CIMCO has agreed to reimburse the Fund promptly.

     Repurchase Agreements: Each Fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than 7 days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The Funds will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. Government securities.

     Foreign Currency Transactions: The books and records are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (2) purchases and sales of investment securities, income, and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The High Income and International Stock Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

     The Funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are catergorized as gain or loss on investments for financial reporting purposes.

     Forward  Foreign  Currency   Exchange   Contracts:   The  High  Income  and
     International Stock Funds may each purchase or sell forward foreign currency contracts for defensive or hedging purposes when the Fund's Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value. The Funds realize a gain or a loss at the time the forward contracts are closed out or offset by a matching contract. As of October 31, 1998, International Stock Fund had open forward foreign currency contracts.

     Futures Contracts: The Funds (other than the Cash Reserves Fund) may purchase and sell futures contracts and purchase and write options on futures contracts. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized gains or losses until the contract is closed out, at which time the gains or losses are realized.

     Reclassification Adjustments: Paid in Capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statement of Assets and Liabilities for permanent book-tax differences for all Funds for the period from the commencement of investment operations to October 31, 1998 as follows:

                            Decrease             Increase            Accumulated
                             Paid-in         Undistributed Net         Realized
Fund                        capital          Investment Income           Gain
Cash Reserves            $   (23,338)        $     23,338                  --
Bond                         (23,446)              23,446                  --
Balanced                     (23,607)              23,607                  --
High Income                  (24,191)              23,986                 205
Growth & Income              (25,010)              25,010                  --
Capital Appreciation         (24,015)              24,015                  --
International Stock          (23,378)             123,407            (100,029)

     For federal income tax purposes, the High Income Fund, Growth and Income Fund, and Capital Appreciation Fund have capital loss carryovers of $66,186, $1,433, and $219, respectively, as of October 31, 1998, which if not offset by subsequent capital gains, will expire in 2006.

3. Advisory, Administration and Distribution Agreements
The Trust has entered into an Investment Advisory Agreement with CIMCO Inc. (the "Investment Adviser"). For its investment advisory services to the Portfolios, CIMCO is entitled to receive a fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets: 0.40% for the Cash Reserves Fund; 0.50% for the Bond Fund; 0.65% for the Balanced Fund; 0.55% for the High Income Fund and Growth and Income Fund; 0.75% for the Capital Appreciation Fund and 1.05% for the International Stock Fund. The Investment Adviser has entered into Subadviser Agreements for the management of the investments of the High Income Fund and the International Stock Fund. The Investment Adviser is solely responsible for the payment of all fees to the Subadvisers. The Subadvisers for these funds are Massachusetts Financial Services Company for the High Income Fund and IAI International Limited and Lazard Asset Management for the International Stock Fund.

The Investment Adviser voluntarily agrees to waive a portion of its fees and to reimburse the Funds for certain expenses so that total expenses will not exceed certain expense limitations. The Investment Adviser at its discretion, may revise or discontinue the voluntary fee waivers and expense reimbursements at any time. The Investment Adviser has agreed to waive fees and/or reimburse expenses with respect to the Funds in order that total expenses will not exceed the following amounts:

    Fund                         Class A          Class B
    Cash Reserves Fund            0.55%            1.30%
    Bond Fund*                    0.90%            1.65%
    Balanced Fund                 1.10%            1.85%
    High Income Fund              1.00%            1.75%
    Growth and Income Fund        1.00%            1.75%
    Capital Appreciation Fund     1.20%            1.95%
    International Stock Fund      1.60%            2.35%

    * For the period June 1, 1998 through October 31, 1998, the Investment Adviser has also agreed to waive its 0.50% management fee on the Bond Fund, which resulted in a net expense for that period of 0.40% and 1.15% for Class A and Class B, respectively.

For the period from commencement of Fund operations on December 29, 1997 through October 31, 1998, the Investment Adviser reimbursed expenses of $146,288 for the Cash Reserves Fund, $145,479 for the Bond Fund, $153,963 for the Balanced Fund, $158,311 for the High Income Fund, $156,486 for the Growth and Income Fund, $151,327 for the Capital Appreciation Fund, and $223,725 for the International Stock Fund. In addition, for the period from June 1, 1998 through October 31, 1998 the Investment Adviser waived its management fee of $11,294 for the Bond Fund.

Any reimbursements made by the Investment Adviser to a Fund are subject to repayment by the Fund within the subsequent eighteen months, to the extent that the Fund is able to make the repayment within its expense cap.

The Trust and First Data Investor Services Group, Inc. ("First Data"), which is a wholly-owned subsidiary of First Data Corporation, are parties to an agreement under which First Data provides administration services for a fee calculated daily and paid monthly, at the annual rate of 0.15% of the first $500 million of the combined average daily net assets and 0.12% of the next $500 million of the combined average daily net assets and 0.09% of the combined average daily net assets over $1 billion. Currently, at October 31, 1998, the Funds are at the minimum of $3,500 per Fund, per Class, per month until aggregate net assets reach $392 million.

In addition, First Data also provides certain fund accounting, custody administration and transfer agency services pursuant to certain fee arrangements. Pursuant to such fee arrangements, First Data compensates the Trust's custodian bank, State Street, for its services in addition to the fees First Data receives.

CUNA Brokerage Services, Inc. (CUNA Brokerage) serves as distributor of the Funds. The Trust adopted Distribution Plans (the "Plans") with respect to the Trust's Class A and Class B shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Trust will pay service fees for Class A and Class B shares at an aggregate annual rate of 0.25% of each Fund's daily net assets attributable to the respective class of shares for all Funds except the Cash Reserves Fund. The Trust will also pay distribution fees for Class B shares at an aggregate annual rate of 0.75% of each Fund's daily net assets attributable to Class B. The distribution fees are used to reimburse CUNA Brokerage for its distribution expenses with respect to Class B shares only, including but not limited to: (1) initial and ongoing sales compensation to selling brokers and others engaged in the sale of Fund shares, (2) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares, and (3) interest expenses on unreimbursed distribution expenses. The service fees will be used to compensate selling brokers and others for providing personal and account maintenance services to shareholders. In addition to distribution fees, CUNA Brokerage received sales charges paid by the purchasers or redeemers of the Funds' shares. For the period ended October 31, 1998, sales charges received by CUNA Brokerage were as follows:

        Cash Reserves         $    71,116
        Bond                      141,066
        Balanced                  477,159
        High Income               205,263
        Growth & Income           895,319
        Capital Appreciation      467,163
        International Stock        90,775

Certain officers and trustees of the Funds are also officers of the Trust. The Funds do not compensate its officers or affiliated trustees. Effective September 4, 1997, the Trust pays each unaffiliated trustee $1,000 per Board of Trustees meeting attended.

4. Dividends from Net Investment Income and Distributions of Capital Gains
With respect to the Cash Reserves Fund, Bond Fund, and High Income Fund, dividends from net investment income are declared daily and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Balanced Fund declares dividends from net investment income monthly and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Growth and Income Fund declares dividends from net investment income quarterly and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Capital Appreciation Fund and the International Stock Fund declare dividends from net investment income annually and net realized gains from investment transactions, if any, are distributed to shareholders annually.

5. Securities Transactions
For the period from commencement of fund operations on December 29, 1997 through October 31, 1998, aggregate cost of purchases and proceeds from sales of securities, other than short-term investments, were as follows:

                                     U.S. Government                    Other Investment
                                       Securities                          Securities
                             ------------------------------       -----------------------------
     Fund                       Purchases          Sales             Purchases        Sales
     Bond                     $ 3,534,211     $  1,817,023         $ 6,407,956    $ 1,548,557
     Balanced                   6,709,484        3,542,248          18,701,027        750,544
     High Income                       --               --          13,320,723      3,362,220
     Growth & Income                   --               --          24,654,126        520,707
     Capital Appreciation              --               --          20,141,463        812,924
     International Stock               --               --          37,601,699     11,426,887


At October 31, 1998, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

     Fund                     Appreciation    (Depreciation)          Net
     Bond                 $        91,278    $     (29,032)   $      62,246
     Balanced                   1,009,195         (601,639)         407,556
     High Income                   11,880       (1,101,737)      (1,089,857)
     Growth & Income            1,972,371       (1,932,575)          39,796
     Capital Appreciation       1,672,448       (1,292,219)         380,229
     International Stock        2,398,432       (3,380,847)        (982,415)

6. Foreign Securities
Each Fund may invest in foreign securities, although only the High Income Fund and International Stock Fund anticipate having significant investments in such securities. The International Stock Fund may invest all of its assets in foreign securities and the High Income Fund may invest up to half of its assets in foreign securities. No Fund will concentrate its investments in any particular foreign country.

Foreign securities means securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar securities").
Foreign securities include ADR's, EDR's, GDR's, and foreign money market securities.

7. Financial Instruments
Investing in certain financial instruments including forward foreign currency contracts and futures contracts involves risk other than that reflected in the Statement of Assets and Liabilities. Risk associated with these instruments include potential for an imperfect correlation between the movements in the prices of instruments and the prices of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The High Income Fund and International Stock Fund enter into these contracts primarily to protect these Funds from adverse currency movement.

8. Concentration of Risk
The High Income Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (so-called "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund generally invests at least 80% of its assets in high yield securities.

9. Capital shares and affiliated Ownership
Each fund is authorized to issue an unlimited number of shares of beneficial interest with no par value. Each Fund currently offers two classes of shares, Class A and Class B. At October 31, 1998, investments in the Funds by affiliates were as follows:

                                        CUNA Mutual             CUNA Mutual                   CUMIS
  Fund                 Class      Life Insurance Company     Insurance Society      Insurance Society, Inc.

Cash Reserves            A               $  1,563,090           $  1,562,048        $              --
                         B                         --                  1,035                       --
Bond                     A                  1,569,535              1,568,489                       --
                         B                         --                  1,039                       --
Balanced                 A                  3,004,118              3,061,604                5,006,869
                         B                         --                  1,014                       --
High Income              A                  5,313,073                     --                       --
                         B                      1,056                     --                       --
Growth and Income        A                         --              1,510,512                1,511,519
                         B                         --                  1,002                       --
Capital Appreciation     A                         --              1,500,499                6,501,500
                         B                         --                  1,001                       --
International Stock      A                  3,003,000              5,003,999               18,012,000
                         B                         --                  1,001                       --
Total Investments                         $14,453,872            $14,213,243              $31,031,888

                       Report of Independent Accountants

The Board of Trustees and Shareholders
MEMBERS Mutual Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and Income Fund, Capital Appreciation Fund and International Stock Fund (funds within MEMBERS Mutual Funds) as of October 31, 1998, and the related statements of operations and changes in net assets and the financial highlights for the period from December 29, 1997 (commencement of operations) to October 31, 1998. These financial statements and the financial highlights are the responsibility of the funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold, but not received or delivered, we request confirmations from brokers and, where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Cash Reserves Fund, Bond Fund, Balanced Fund, High Income Fund, Growth and
Income Fund, Capital Appreciation Fund and International Stock Fund as of October 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the period stated in the first paragraph above, in conformity with generally accepted accounting principles.



KPMG Peat Marwick LLP
Minneapolis, Minnesota
December 11, 1998

                          Tax Information (Unaudited)

Of the Dividends paid by the Balanced Fund, Growth and Income Fund, and the Capital Appreciation Fund 23.35%, 100%, and 100%, respectively, qualify for the corporate dividends received deduction.

The International Stock Fund has made an election under Section 853 of the Internal Revenue Code to pass through the benefit of foreign tax credits to its shareholders. The amount per share of income from each country is $0.2077 and foreign taxes paid to each country is $0.0181. This information is pertinent to taxpayers who file a U.S. federal income tax return on the basis of fiscal year ended October 31, 1998.